Exhibit 99.2

Supplemental Financial Information For the quarter ended June 30, 2012 August 2, 2012

Supplemental Financial Information – Unaudited August 2, 2012

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3

About Sunstone	4

Forward-Looking Statement	5

Non-GAAP Financial Measures	6

CORPORATE FINANCIAL INFORMATION	8

Condensed Consolidated Balance Sheets Q2 2012 – Q2 2011	9

Consolidated Statements of Operations Q2 & YTD 2012/2011	11

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA Q2 & YTD 2012/2011	12

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Q2 & YTD 2012/2011	13

Pro Forma Consolidated Statements of Operations Q2 2012 – Q1 2011	14

EARNINGS GUIDANCE FOR Q3 AND FULL YEAR 2012	15

Earnings Guidance for Q3 and FY 2012	16

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO Q3 & FY 2012	17

CAPITALIZATION	18

Comparative Capitalization Q2 2012 – Q2 2011	19

Consolidated Debt Summary Schedule	20

Consolidated Amortization and Debt Maturity Schedule	21

PROPERTY-LEVEL DATA	22

Supplemental Financial Information – Unaudited August 2, 2012

PROPERTY-LEVEL OPERATING STATISTICS	24

Q1 2012/2011	25

Q2 2012/2011	26

YTD Q2 2012/2011	27

Q3 2011	28

Q4 2011	29

FY 2011/2010	30

OPERATING STATISTICS BY BRAND & GEOGRAPHY	31

Comparable Portfolio Operating Statistics by Brand Q2 & YTD 2012/2011	32

Pro Forma Portfolio Property-Level YTD Q2 2012 EBITDA Contribution by Brand	33

Comparable Portfolio Operating Statistics by Region Q2 & YTD 2012/2011	34

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	35

Property-Level EBITDA Q2 & YTD 2012/2011	36

Property-Level EBITDA Margins Q2 & YTD 2012/2011	37

APPENDIX	38

Reconciliation of Pro Forma Net Income (Loss) to EBITDA, Adjusted EBITDA, FFO, and Adjusted FFO	39

Property-Level EBITDA Reconciliations	55

Supplemental Financial Information – Unaudited August 2, 2012

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information – Unaudited August 2, 2012

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of August 2, 2012, has interests in 33 hotels held for investment comprised of 13,698 rooms. Sunstone’s hotels are primarily in the upper upscale segment and are generally operated under nationally recognized brands, such as Marriott, Hilton, Hyatt, Fairmont and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by becoming the premier hotel owner.  Our values include transparency, trust, ethical conduct, communication and discipline.  We seek to employ a balanced, cycle-appropriate corporate strategy that encompasses the following:

•                  Proactive portfolio management;

•                  Intensive asset management;

•                  Disciplined external growth; and

•                  Measured balance sheet improvement.

Corporate Headquarters

120 Vantis, Suite 350

Aliso Viejo, CA 92656

(949) 330-4000

Company Contacts

Ken Cruse

President & Chief Executive Officer

(949) 382-3012

John Arabia

Executive Vice President of Corporate Strategy & Chief Financial Officer

(949) 382-3008

Bryan Giglia
Senior Vice President – Corporate Finance
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information – Unaudited August 2, 2012

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; national and local economic and business conditions, including the likelihood of a prolonged U.S. recession; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of August 2, 2012, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information – Unaudited August 2, 2012

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; Adjusted EBITDA (as defined below); Funds From Operations, or FFO; Adjusted FFO (as defined below); and comparable and pro forma hotel EBITDA and comparable and pro forma hotel EBITDA margin.

EBITDA represents net income (loss) excluding: non-controlling interests; interest expense; provision for income taxes, including income taxes applicable to sale of assets; and depreciation and amortization. In addition, we have presented Adjusted EBITDA, which excludes: amortization of deferred stock compensation; the impact of any gain or loss from asset sales; impairment charges; and any other adjustments we have identified in this presentation. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions. Reconciliations of net income (loss) and pro forma net income (loss) to EBITDA and Adjusted EBITDA are set forth on page 12 and in the Appendix of this supplemental package.  We believe comparable and pro forma hotel EBITDA and comparable and pro forma hotel EBITDA margin are also useful to investors in evaluating our property-level operating performance.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, an industry trade group. The Board of Governors of NAREIT in its March 1995 White Paper (as clarified in November 1999 and April 2002) defines FFO to mean net income (loss) (computed in accordance with GAAP), excluding non-controlling interests, gains and losses from sales of property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs) and real estate-related impairment losses, and after adjustment for unconsolidated partnerships and joint ventures. We also present Adjusted FFO, which excludes penalties, written-off deferred financing costs, non-real estate-related impairment losses and any other adjustments we have identified in this presentation. We believe that the presentation of FFO and Adjusted FFO provide useful information to investors regarding our operating performance because they are measures of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items which we believe are not indicative of the performance of our underlying hotel properties.  We believe that these items are more representative of our asset base and our acquisition and disposition activities than our ongoing operations. We also use FFO as one measure in determining our results after taking into account the impact of our capital structure.  Reconciliations of net income (loss) and pro forma net income (loss) to FFO and Adjusted FFO are set forth on page 13 and in the Appendix of this supplemental package.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information – Unaudited August 2, 2012

Our 31 comparable hotels include all hotels in which the Company has interests as of June 30, 2012, excluding the Marriott Del Mar, which has been classified as held for sale and included in discontinued operations due to its probable sale within the next year, and the Hyatt Chicago Magnificent Mile, which is currently experiencing material and prolonged business interruption due to rebranding and renovation, plus prior ownership results as applicable in 2011 for the Doubletree Guest Suites Times Square acquired by the Company in January 2011, the JW Marriott New Orleans acquired by the Company in February 2011, and the Hilton San Diego Bayfront acquired by the Company in April 2011.

Our 33 pro forma hotels include the 31 comparable hotels, plus the Company’s ownership as applicable and prior ownership for the Hyatt Chicago Magnificent Mile acquired by the Company in June 2012 and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company in July 2012.

We caution investors that amounts presented in accordance with our definitions of EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable and pro forma hotel EBITDA and comparable and pro forma hotel EBITDA margin may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable and pro forma hotel EBITDA and comparable and pro forma hotel EBITDA margin should not be considered as an alternative measure of our net income (loss), operating performance, cash flow or liquidity. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable and pro forma hotel EBITDA and comparable and pro forma hotel EBITDA margin may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable and pro forma hotel EBITDA and comparable and pro forma hotel EBITDA margin can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to GAAP measures such as net income (loss) or cash flow from operations. In addition, you should be aware that adverse economic and market conditions may harm our cash flow.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information – Unaudited August 2, 2012

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information – Unaudited August 2, 2012

Condensed Consolidated Balance Sheets

Q2 2012 – Q2 2011

(In thousands)	June 30, 2012 (1)	March 31, 2012 (2)	December 31, 2011 (3)	September 30, 2011 (4)	June 30, 2011 (5)

Assets
Investment in hotel properties:
Land	$262,009	$265,108	$265,108	$265,108	$265,108
Buildings & improvements	2,710,028	2,646,951	2,639,867	2,621,142	2,601,310
Furniture, fixtures, & equipment	352,567	348,308	342,880	337,673	329,826
Other	200,824	193,507	187,591	192,249	205,253
	3,525,428	3,453,874	3,435,446	3,416,172	3,401,497
Less accumulated depreciation & amortization	(715,019)	(692,868)	(657,620)	(622,272)	(587,560)
	2,810,409	2,761,006	2,777,826	2,793,900	2,813,937

Other real estate investments:
Land	2,768	2,768	2,768	2,768	2,768
Buildings & improvements	9,503	9,503	9,481	9,397	9,297
Furniture, fixtures, & equipment	6,078	5,928	5,904	5,494	4,897
Other	729	305	250	600	787

Less accumulated depreciation	(7,021)	(6,781)	(6,544)	(6,314)	(6,109)
	12,057	11,723	11,859	11,945	11,640

Other assets, net	45,793	45,563	47,702	124,259	137,210

Current assets:
Cash and cash equivalents	204,549	126,199	150,533	159,974	144,728
Restricted cash	73,306	71,991	67,898	63,767	61,143
Other current assets, net	90,290	48,249	45,422	55,711	62,932

Total assets	$3,236,404	$3,064,731	$3,101,240	$3,209,556	$3,231,590

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information – Unaudited August 2, 2012

Condensed Consolidated Balance Sheets

Q2 2012 – Q2 2011 (cont.)

(In thousands)	June 30, 2012 (1)	March 31, 2012 (2)	December 31, 2011 (3)	September 30, 2011 (4)	June 30, 2011 (5)

Liabilities
Current liabilities:
Current portion of notes payable	$78,912	$111,346	$53,935	$324,279	$292,189
Other current liabilities	145,717	85,830	92,846	104,116	98,571
Total current liabilities	224,629	197,176	146,781	428,395	390,760

Notes payable, less current portion	1,339,516	1,392,041	1,455,177	1,280,927	1,318,530
Exchangeable senior notes, less discount (6)	57,464	57,205	61,365	61,095	60,826
Capital lease obligations, less current portion	15,636	-	-	-	-
Other liabilities	13,810	13,284	12,623	12,295	10,764

Total liabilities	1,651,055	1,659,706	1,675,946	1,782,712	1,780,880

Series C cumulative convertible redeemable preferred stock	100,000	100,000	100,000	100,000	100,000

Equity
Stockholders’ equity:
8% Series A cumulative redeemable preferred stock	176,250	176,250	176,250	176,250	176,250
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

Common stock, $0.01 par value, 500,000,000 shares authorized	1,352	1,176	1,173	1,173	1,172

Additional paid in capital	1,491,639	1,313,581	1,312,566	1,311,918	1,311,037
Retained earnings	108,600	97,052	110,580	103,091	119,613
Cumulative dividends	(460,270)	(452,833)	(445,396)	(437,959)	(430,522)
Accumulated other comprehensive loss	(4,799)	(4,916)	(4,916)	(3,137)	(3,137)
Total stockholders’ equity	1,427,772	1,245,310	1,265,257	1,266,336	1,289,413
Non-controlling interest in consolidated joint ventures	57,577	59,715	60,037	60,508	61,297

Total equity	1,485,349	1,305,025	1,325,294	1,326,844	1,350,710

Total liabilities and equity	$3,236,404	$3,064,731	$3,101,240	$3,209,556	$3,231,590

(1) As presented on Form 10-Q to be filed in August 2012.

(2) As presented on Form 10-Q filed May 3, 2012.

(3) As presented on Form 10-K filed February 28, 2012.

(4) As presented on Form 10-Q filed November 9, 2011.

(5) As presented on Form 10-Q filed August 9, 2011.

(6) Face value of $58.0 million.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information – Unaudited August 2, 2012

Consolidated Statements of Operations

Q2 & YTD 2012/2011

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2012	2011	2012	2011

Revenues
Room	$164,398	$148,140	$298,536	$252,451
Food and beverage	56,202	49,786	106,534	87,820
Other operating	17,240	16,648	33,803	29,654
Total revenues	237,840	214,574	438,873	369,925
Operating expenses
Room	38,958	35,296	75,806	63,809
Food and beverage	37,169	35,136	72,908	63,855
Other operating	6,618	6,101	13,412	11,943
Advertising and promotion	11,135	10,190	22,043	18,589
Repairs and maintenance	8,642	8,080	17,090	15,171
Utilities	6,845	7,089	13,998	13,797
Franchise costs	8,320	7,396	14,967	12,558
Property tax, ground lease and insurance	18,338	14,316	34,851	28,092
Property general and administrative	26,565	24,515	51,256	44,031
Corporate overhead	7,686	6,305	12,983	13,958
Depreciation and amortization	34,793	32,287	69,079	58,155
Total operating expenses	205,069	186,711	398,393	343,958
Operating income	32,771	27,863	40,480	25,967
Equity in earnings of unconsolidated joint ventures	-	-	-	21
Interest and other income	74	1,319	137	1,427
Interest expense	(20,873)	(20,462)	(41,691)	(37,560)
Loss on extinguishment of debt	-	-	(191)	-
Gain on remeasurement of equity interests	-	-	-	69,230
Income (loss) from continuing operations	11,972	8,720	(1,265)	59,085
Income (loss) from discontinued operations	(117)	30,209	152	31,179
Net income (loss)	11,855	38,929	(1,113)	90,264
Income from consolidated joint venture attributable to non-controlling interest	(307)	(244)	(867)	(244)
Distributions to non-controlling interest	(8)	(7)	(16)	(14)
Preferred stock dividends	(7,437)	(7,310)	(14,874)	(12,447)
Undistributed income allocated to unvested restricted stock compensation	(47)	(291)	-	(717)
Income available (loss attributable) to common stockholders	$4,056	$31,077	$(16,870)	$76,842

Comprehensive income (loss)	$11,972	$38,929	$(996)	$90,264

Basic per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$0.03	$0.01	$(0.14)	$0.39
Income from discontinued operations	-	0.26	-	0.27
Basic income available (loss attributable) to common stockholders per common share	$0.03	$0.27	$(0.14)	$0.66

Diluted per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$0.03	$0.01	$(0.14)	$0.39
Income from discontinued operations	-	0.26	-	0.27
Diluted income available (loss attributable) to common stockholders per common share	$0.03	$0.27	$(0.14)	$0.66

Weighted average common shares outstanding:
Basic	120,029	117,227	118,728	117,151
Diluted	120,029	117,227	118,728	117,151

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA

Q2 & YTD 2012/2011

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2012	2011	2012	2011

Net income (loss)	$11,855	$38,929	$(1,113)	$90,264
Operations held for investment:
Depreciation and amortization	34,793	32,287	69,079	58,155
Amortization of lease intangibles	1,028	992	2,056	1,922
Interest expense	19,230	18,432	38,743	34,616
Amortization of deferred financing fees	959	809	1,922	1,418
Write-off of deferred financing fees	3	-	3	-
Non-cash interest related to discount on Senior Notes	258	261	524	522
Non-cash interest related to loss on derivatives	423	960	499	1,004
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(307)	(244)	(867)	(244)
Depreciation and amortization	(1,420)	(1,184)	(2,839)	(1,184)
Interest expense	(567)	(456)	(1,137)	(456)
Amortization of deferred financing fees	(56)	(47)	(112)	(47)
Non-cash interest related to loss on derivative	-	(28)	(1)	(28)
Unconsolidated joint ventures:
Depreciation and amortization	-	-	-	3
Discontinued operations:
Depreciation and amortization	495	630	965	2,677
Amortization of lease intangibles	7	7	14	14
Interest expense	680	845	1,361	1,684
Amortization of deferred financing fees	3	6	7	13
EBITDA	67,384	92,199	109,104	190,333

Operations held for investment:
Amortization of deferred stock compensation	896	929	1,842	1,473
Non-cash straightline lease expense	693	766	1,389	1,006
Capital lease obligation interest - cash ground rent	(117)	-	(117)	-
Gain on sale of assets	-	(56)	(11)	(56)
Loss on extinguishment of debt	-	-	191	-
Gain on remeasurement of equity interests	-	-	-	(69,230)
Lawsuit settlement costs	255	-	110	-
Closing costs - completed acquisitions	1,339	633	1,375	3,372
Prior year property tax assessments	1,061	-	1,061	-
Non-controlling interests:
Non-cash straightline lease expense	(113)	(129)	(226)	(129)
Prior year property tax assessments	(265)	-	(265)	-
Unconsolidated joint ventures:
Amortization of deferred stock compensation	-	-	-	2
Discontinued operations:
Gain on sale of assets	-	(14,018)	(177)	(14,018)
Impairment loss	-	1,495	-	1,495
Gain on extinguishment of debt	-	(18,145)	-	(18,145)
	3,749	(28,525)	5,172	(94,230)

Adjusted EBITDA	$71,133	$63,674	$114,276	$96,103

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO

Q2 & YTD 2012/2011

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2012	2011	2012	2011

Net income (loss)	$11,855	$38,929	$(1,113)	$90,264
Preferred stock dividends	(7,437)	(7,310)	(14,874)	(12,447)
Operations held for investment:
Real estate depreciation and amortization	34,494	31,987	68,473	57,578
Amortization of lease intangibles	1,028	992	2,056	1,922
Gain on sale of assets	-	(56)	(11)	(56)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(307)	(244)	(867)	(244)
Real estate depreciation and amortization	(1,420)	(1,184)	(2,839)	(1,184)
Discontinued operations:
Real estate depreciation and amortization	495	630	965	2,677
Amortization of lease intangibles	7	7	14	14
Gain on sale of assets	-	(14,018)	(177)	(14,018)
FFO	38,715	49,733	51,627	124,506

Operations held for investment:
Non-cash straightline lease expense	693	766	1,389	1,006
Write-off of deferred financing fees	3	-	3	-
Non-cash interest related to loss on derivatives	423	960	499	1,004
Loss on extinguishment of debt	-	-	191	-
Gain on remeasurement of equity interests	-	-	-	(69,230)
Lawsuit settlement costs	255	-	110	-
Closing costs - completed acquisitions	1,339	633	1,375	3,372
Prior year property tax assessments	1,061	-	1,061	-
Non-controlling interests:
Non-cash straightline lease expense	(113)	(129)	(226)	(129)
Non-cash interest related to loss on derivative	-	(28)	(1)	(28)
Prior year property tax assessments	(265)	-	(265)	-
Discontinued operations:
Impairment loss	-	1,495	-	1,495
Gain on extinguishment of debt	-	(18,145)	-	(18,145)
	3,396	(14,448)	4,136	(80,655)

Adjusted FFO	$42,111	$35,285	$55,763	$43,851

FFO per diluted share	$0.32	$0.42	$0.43	$1.06

Adjusted FFO per diluted share	$0.35	$0.30	$0.47	$0.37

Basic weighted average shares outstanding	120,029	117,227	118,728	117,151
Shares associated with unvested restricted stock awards	228	87	191	116
Diluted weighted average shares outstanding (1)	120,257	117,314	118,919	117,267

(1) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.  On an “as-converted” basis, FFO per diluted share is $0.32 and $0.42, respectively, for the three months ended June 30, 2012 and 2011, and $0.44 and $1.05, respectively, for the six months ended June 30, 2012 and 2011.  On an “as-converted” basis, Adjusted FFO per diluted share is $0.35 and $0.30, respectively, for the three months ended June 30, 2012 and 2011, and $0.48 and $0.39, respectively, for the six months ended June 30, 2012 and 2011.

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information – Unaudited August 2, 2012

Pro Forma Consolidated Statements of Operations

Q2 2012 – Q1 2011

	Three Months Ended (1)
(Unaudited and in thousands)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2011	2011	2011	2011
Revenues
Room	$173,300	$139,635	$171,281	$157,259	$160,969	$130,569
Food and beverage	57,366	51,258	61,666	44,682	53,077	49,446
Other operating	17,706	17,094	18,330	17,949	17,559	16,339

Total revenues	248,372	207,987	251,277	219,890	231,605	196,354

Operating Expenses
Room	40,911	38,716	42,924	39,381	38,042	35,415
Food and beverage	37,857	36,412	41,939	34,793	36,963	36,120
Other expenses	90,388	85,444	95,137	86,623	83,918	82,637
Corporate overhead	7,686	5,297	4,824	6,872	6,305	7,653
Depreciation and amortization	37,265	37,345	37,570	36,862	36,263	34,355
Impairment loss	-	-	-	10,862	-	-

Total operating expenses	214,107	203,214	222,394	215,393	201,491	196,180

Operating Income	34,265	4,773	28,883	4,497	30,114	174

Interest income and other income	74	63	55	163	59	108
Interest expense	(21,107)	(21,169)	(21,892)	(21,446)	(21,125)	(20,145)
Loss on extinguishment of debt	-	(191)	-	-	-	-
Gain on remeasurement of equity interests	-	-	-	-	-	69,230

Income (loss) from continuing operations	13,232	(16,524)	7,046	(16,786)	9,048	49,367
Income (loss) from discontinued operations	(117)	269	916	126	30,209	970

Net Income (Loss)	$13,115	$(16,255)	$7,962	$(16,660)	$39,257	$50,337

Adjusted EBITDA (2)	$73,797	$41,661	$66,339	$54,061	$66,992	$36,765

(1) Includes the Company’s ownership results and prior ownership results for the pro forma 33 hotel portfolio which includes the 32 hotels held for investment by the Company as of June 30, 2012 and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired on July 19, 2012.  Also includes the acquisition of BuyEfficient, LLC in January 2011 and the Series D preferred stock offering completed in April 2011.  Excludes interest income on the $90.0 million Royal Palm mortgage-secured purchase money loan due to the loan’s sale in October 2011.

(2) Pro Forma Adjusted EBITDA reconciliations can be found  in the Appendix of this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information – Unaudited August 2, 2012

EARNINGS GUIDANCE FOR Q3 AND FULL YEAR 2012

EARNINGS GUIDANCE FOR Q3 AND FULL YEAR 2012	Page 15

Supplemental Financial Information – Unaudited August 2, 2012

Earnings Guidance for Q3 and FY 2012

The Company is providing guidance at this time but does not undertake to make updates for any developments in its business or changes in the operating environment.  Achievement of the Company’s anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission.  The Company’s guidance includes the Company’s ownership period for all 2012 acquisitions and dispositions and does not take into account the impact of any future hotel acquisitions, dispositions, re-brandings or management change transition costs, prior-year property tax assessments and/or credits, potential income tax expense if the Company elects to apply net operating loss carryforwards, debt repurchases or financings during 2012.

For the third quarter of 2012, the Company expects:

Metric	Quarter Ended September 30, 2012 Guidance
Comparable Hotel RevPAR	+3% - 5%
Net Income ($ millions)	$1 - $4
Adjusted EBITDA ($ millions)	$57 - $60
Adjusted FFO ($ millions)	$28 - $31
Adjusted FFO per diluted share	$0.20 - $0.23
Diluted Weighted Average Shares Outstanding	135,700,000

For the full year 2012, the Company expects:

Metric	Prior 2012 FY Guidance (1)	Impact of Acquisitions / Dispositions / Equity Issuances (2)	Adjusted Prior 2012 FY Guidance (3)	Current 2012 FY Guidance	Change to Adjusted Guidance Midpoint
Comparable Hotel RevPAR	+5% - 7%	–	+5% - 7%	+5% - 7%	+0%
Net Income ($ millions)	$4 - $13	$3.9	$8 - $17	$15 - $22	+$6.0
Adjusted EBITDA ($ millions)	$229 - $238	$5.5	$235 - $244	$239 - $245	+$2.5
Adjusted FFO ($ millions)	$113 - $122	$6.8	$120 - $129	$123 - $130	+$2.0
Adjusted FFO per diluted share	$0.96 - $1.04	($0.02) - ($0.03)	$0.94 - $1.01	$0.97 - $1.02	+$0.02
Diluted Weighted Average Shares Outstanding	117,800,000	10,100,000	127,900,000	127,900,000	–

(1) Reflects guidance presented on May 2, 2012.

(2) Reflects supplemental financial data presented in transaction press releases dated June 6, 2012 and June 19, 2012.

(3) Reflects guidance presented on May 2, 2012 adjusted for acquisitions, dispositions, and equity issuances.

Third-quarter and full-year 2012 guidance includes the following assumptions:

•                  Full-year capital investment of $85 to $100 million, including the $25 million renovation of the Renaissance Washington DC.

•                  Hotel revenue renovation disruption of $3 to $5 million, primarily in the third and fourth quarters.

•                  Third-quarter RevPAR guidance assumes that hotel revenue renovation disruption will negatively impact third-quarter RevPAR growth by 100 to 150 basis points.

•                  Full-year comparable Hotel EBITDA Margins to increase by 75 to 125 basis points.

•                  Full-year corporate overhead expense (excluding stock amortization and one-time expenses related to future acquisition closing costs) of $19 to $20 million.

•                  Full-year interest expense of approximately $83 to $85 million, including $4 million in amortization of deferred financing fees.

•                  Full-year preferred dividends (Series A, C and D) of approximately $30 million.

EARNINGS GUIDANCE FOR Q3 AND FULL YEAR 2012	Page 16

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO
Q3 & FY 2012

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	September 30, 2012		December 31, 2012
	Low	High	Low	High

Net income	$850	$4,050	$14,850	$21,650
Depreciation and amortization	35,000	35,000	140,000	140,000
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Interest expense	20,000	20,000	79,000	79,000
Amortization of deferred financing fees	1,000	1,000	4,000	4,000
Non-controlling interests	(2,500)	(2,700)	(9,500)	(10,300)
Non-cash interest related to discount on Senior Notes	300	300	1,100	1,100
Amortization of deferred stock compensation	900	900	3,500	3,500
Capital lease obligation interest - cash ground rent	(300)	(300)	(950)	(950)
Non-cash straightline lease expense	750	750	3,000	3,000
Adjusted EBITDA	$57,000	$60,000	$239,000	$245,000

Reconciliation of Net Income to Adjusted FFO

Net income	$850	$4,050	$14,850	$21,650
Preferred stock dividends	(7,500)	(7,500)	(30,000)	(30,000)
Real estate depreciation and amortization	34,500	34,500	138,800	138,800
Non-controlling interests	(2,000)	(2,200)	(7,200)	(7,600)
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Non-cash straightline lease expense	750	750	3,000	3,000
Adjusted FFO	$27,600	$30,600	$123,450	$129,850

Adjusted FFO per diluted share	$0.20	$0.23	$0.97	$1.02

Diluted weighted average shares outstanding	135,700	135,700	127,900	127,900

EARNINGS GUIDANCE FOR Q3 AND FULL YEAR 2012	Page 17

Supplemental Financial Information – Unaudited August 2, 2012

CAPITALIZATION

CAPITALIZATION	Page 18

Supplemental Financial Information – Unaudited August 2, 2012

Comparative Capitalization
Q2 2012 – Q2 2011

(In thousands, except per share data)	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011

Common Share Price & Dividends
At the end of the quarter	$10.99	$9.74	$8.15	$5.69	$9.27
High during quarter ended	$10.99	$10.00	$8.15	$10.03	$10.50
Low during quarter ended	$9.27	$8.06	$5.07	$5.10	$8.65
Common dividends per share	$-	$-	$-	$-	$-

Common Shares & Units
Common shares outstanding (1)	136,783	119,108	118,672	118,672	118,334
Units outstanding	-	-	-	-	-
Total common shares and units outstanding	136,783	119,108	118,672	118,672	118,334

Capitalization
Market value of common equity	$1,503,245	$1,160,112	$967,177	$675,244	$1,096,956
Liquidation value of preferred equity - Series A	176,250	176,250	176,250	176,250	176,250
Liquidation value of preferred equity - Series C	100,000	100,000	100,000	100,000	100,000
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	115,000	115,000
Consolidated debt (2)	1,476,428	1,529,131	1,567,112	1,577,706	1,673,219
Consolidated total capitalization	3,370,923	3,080,493	2,925,539	2,644,200	3,161,425

Non-controlling interest in consolidated debt	(59,072)	(59,263)	(59,452)	(59,637)	(59,820)
Pro rata total capitalization	$3,311,851	$3,021,230	$2,866,087	$2,584,563	$3,101,605

Consolidated debt to total capitalization	43.8%	49.6%	53.6%	59.7%	52.9%
Pro rata debt to pro rata total capitalization	42.8%	48.7%	52.6%	58.7%	52.0%
Consolidated debt and preferred equity to total capitalization	55.4%	62.3%	66.9%	74.5%	65.3%
Pro rata debt and preferred equity to total capitalization	54.6%	61.6%	66.3%	73.9%	64.6%

(1)  Reflects shares outstanding at respective dates.

(2)  Consolidated debt at June 30, 2012 does not include debt secured by the Marriott Del Mar, which has been classified as held for sale and included in discontinued operations as of June 30, 2012 due to its probable sale within the year. Consolidated debt at March 31, 2012 includes the effects of the Company’s repayment of the remaining balance on its $32.2 million non-recourse mortgage secured by the Renaissance Long Beach in April 2012.  Consolidated debt at December 31, 2011 includes the effects of the Company’s repurchase of $4.5 million of its exchangeable senior notes in February 2012. Consolidated debt at September 30, 2011 includes the effects of the Company’s refinancing of the $270.0 million loan secured by interests in the Doubletree Guest Suites Times Square with a new $180.0 million seven-year non-recourse mortgage in October 2011.

CAPITALIZATION	Page 19

Supplemental Financial Information – Unaudited August 2, 2012

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	June 30, 2012	Subsequent	August 2, 2012		Full Year 2012	Balance At
Debt	Collateral	Spread	Date	Balance	Principal Repayments (1)	Balance		Principal Amortization	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Rochester commercial laundry facility	9.88%	6/1/2013	$1,019	$-	$1,019		$1,044	$-
Secured Mortgage Debt	Doubletree Guest Suites Minneapolis	5.34%	5/1/2015	16,958	-	16,958		456	15,508
Secured Mortgage Debt	Hilton Del Mar	5.34%	5/1/2015	24,593	-	24,593		661	22,491
Secured Mortgage Debt	Marriott Houston	5.34%	5/1/2015	22,575	-	22,575		607	20,645
Secured Mortgage Debt	Marriott Park City	5.34%	5/1/2015	14,717	-	14,717		396	13,458
Secured Mortgage Debt	Marriott Philadelphia	5.34%	5/1/2015	26,665	-	26,665		717	24,385
Secured Mortgage Debt	Marriott Troy	5.34%	5/1/2015	34,523	-	34,523		929	31,572
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	5/1/2015	44,051	-	44,051		1,185	40,285
Secured Mortgage Debt	Kahler Grand	5.34%	5/1/2015	27,156	-	27,156		730	24,834
Secured Mortgage Debt	JW Marriott New Orleans	5.45%	9/1/2015	41,020	-	41,020		773	38,094
Secured Mortgage Debt	Renaissance Harborplace	5.13%	1/1/2016	97,017	-	97,017		2,882	84,919
Secured Mortgage Debt	Hilton North Houston	5.66%	3/11/2016	32,562	-	32,562		483	30,522
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	7/1/2016	81,152	-	81,152		1,939	72,210
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	3/1/2017	73,183	-	73,183		1,300	65,577
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	4/11/2017	176,000	-	176,000		-	176,000
Secured Mortgage Debt	Embassy Suites La Jolla	6.60%	6/1/2019	69,166	-	69,166		729	62,179
Secured Mortgage Debt	Hilton Times Square	4.97%	11/1/2020	90,279	-	90,279		1,263	75,976
Secured Mortgage Debt	Renaissance Washington DC	5.95%	5/1/2021	129,504	-	129,504		1,951	106,580
Exchangeable Senior Notes	Guaranty	4.60%	7/15/2027	58,000	-	58,000		-	58,000
Total Fixed Rate Debt				1,060,140	-	1,060,140		18,045	963,235
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 3.25%	4/15/2016	236,288	-	236,288		3,067	223,008
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/10/2018	180,000	-	180,000		-	167,498
Credit Facility	Unsecured	L + 3.25% - 4.25%	11/1/2013	-	-	-		-	-
Total Variable Rate Debt				416,288	-	416,288		3,067	390,506

TOTAL CONSOLIDATED DEBT				$1,476,428	$-	$1,476,428		$21,112	$1,353,741

Preferred Stock
Series A cumulative redeemable preferred		8.00%	perpetual	$176,250
Series C cumulative convertible redeemable preferred		6.45%	perpetual	$100,000
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000

Debt Statistics
% Fixed Rate Debt				71.8%		71.8%
% Floating Rate Debt				28.2%		28.2%
Average Interest Rate (2)				4.99%		4.99%
Weighted Average Maturity of Debt				5.4 years		5.3 years	(3)

(1) Subsequent Principal Repayments exclude scheduled loan amortization payments on the Company’s  debt.

(2) Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at June 30, 2012 and includes the effect of the Company’s interest rate derivative agreements.

(3) Assumes the $58.0 million in outstanding exchangeable senior notes remain outstanding to maturity. If the exchangeable senior notes were redeemed upon the first put date of January 15, 2013, the weighted average maturity would be approximately 4.7 years.

CAPITALIZATION	Page 20

Supplemental Financial Information – Unaudited August 2, 2012

Consolidated Amortization and Debt Maturity Schedule

as of June 30, 2012 (1)

(1)      Principal Payment at Maturity and Scheduled Principal Amortization do not include debt secured by the Marriott Del Mar, which has been classified as held for sale and included in discontinued operations as of June 30, 2012 due to its probable sale within the year.

(2)      Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the June 30, 2012 pro rata total capitalization as presented on page 19.

CAPITALIZATION	Page 21

Supplemental Financial Information – Unaudited August 2, 2012

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 22

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level Data

	Hotel	Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	8.69%	75%	Leasehold	2071	2011
2	Renaissance Washington DC	Washington DC	Marriott	807	5.89%	100%	Fee Simple		2005
3	Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	5.70%	100%	Fee Simple		2005
4	Kahler Grand	Minnesota	Independent	668	4.88%	100%	Fee Simple		1999
5	Renaissance Harborplace	Maryland	Marriott	622	4.54%	100%	Leasehold	2085	2005
6	Renaissance Los Angeles Airport	California	Marriott	499	3.64%	100%	Fee Simple		2007
7	JW Marriott New Orleans (3)	Louisiana	Marriott	496	3.62%	100%	Leasehold	2044 / 2081	2011
8	Hilton North Houston	Texas	Hilton	480	3.50%	100%	Fee Simple		2002
9	Marriott Quincy	Massachusettes	Marriott	464	3.39%	100%	Fee Simple		2007
10	Doubletree Guest Suites Times Square	New York	Hilton	460	3.36%	100%	Leasehold	2127	2011
11	Hilton Times Square	New York	Hilton	460	3.36%	100%	Leasehold	2091	2006
12	Fairmont Newport Beach	California	Fairmont	444	3.24%	100%	Leasehold	2082	2005
13	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	417	3.04%	100%	Leasehold	2097	2012
14	Marriott Boston Long Wharf	Massachusettes	Marriott	412	3.01%	100%	Fee Simple		2007
15	Hyatt Regency Newport Beach	California	Hyatt	403	2.94%	100%	Leasehold	2048	2002
16	Marriott Tysons Corner	Virginia	Marriott	396	2.89%	100%	Fee Simple		2002
17	Marriott Houston	Texas	Marriott	390	2.85%	100%	Fee Simple		2002
18	Renaissance Long Beach	California	Marriott	374	2.73%	100%	Fee Simple		2005
19	Embassy Suites Chicago	Illinois	Hilton	368	2.69%	100%	Fee Simple		2002
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	357	2.61%	100%	Fee Simple		2012
21	Marriott Troy	Michigan	Marriott	350	2.56%	100%	Fee Simple		2002
22	Renaissance Westchester	New York	Marriott	347	2.53%	100%	Fee Simple		2010
23	Embassy Suites La Jolla	California	Hilton	340	2.48%	100%	Fee Simple		2006
24	Marriott Philadephia	Pennsylvania	Marriott	289	2.11%	100%	Fee Simple		2002
25	Kahler Inn & Suites	Minnesota	Independent	271	1.98%	100%	Fee Simple		1999
26	Hilton Del Mar	California	Hilton	257	1.88%	100%	Fee Simple		2002
27	Marriott Portland	Oregon	Marriott	249	1.82%	100%	Fee Simple		2000
28	Doubletree Guest Suites Minneapolis	Minnesota	Hilton	229	1.67%	100%	Fee Simple		2002
29	Sheraton Cerritos	California	Starwood	203	1.48%	100%	Leasehold	2087	2005
30	Marriott Rochester	Minnesota	Marriott	202	1.47%	100%	Fee Simple		1999
31	Marriott Park City	Utah	Marriott	199	1.45%	100%	Fee Simple		1999
32	Courtyard by Marriott Los Angeles	California	Marriott	185	1.35%	100%	Leasehold	2096	1999
33	Residence Inn by Marriott Rochester	Minnesota	Marriott	89	0.65%	100%	Fee Simple		2004

	Total pro forma portfolio			13,698	100%

	Marriott Del Mar - held for sale (4)	California	Marriott	284		100%	Fee Simple		2006

	Total current portfolio			13,982

(1) Assumes the full exercise of all lease extensions.

(2) Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®.

(3) Hotel is subject to an air rights lease that expires in 2044 and a ground lease that expires in 2081.

(4) Hotel is currently classifed as held for sale and included in discontinued operations due to its probable sale within the next year.

PROPERTY-LEVEL DATA	Page 23

Supplemental Financial Information – Unaudited August 2, 2012

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 24

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level Operating Statistics

Q1 2012/2011

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended March 31,			For the Three Months Ended March 31,			For the Three Months Ended March 31,
		2012	2011	Variance	2012	2011	Variance	2012	2011	Variance
1	Hilton San Diego Bayfront (1)	$211.87	$208.35	1.7%	79.6%	80.1%	-0.6%	$168.65	$166.89	1.1%
2	Renaissance Washington DC	202.54	212.98	-4.9%	62.3%	71.8%	-13.2%	126.18	152.92	-17.5%
3	Renaissance Orlando at SeaWorld ®	151.62	158.16	-4.1%	79.3%	76.3%	3.9%	120.23	120.68	-0.4%
4	Kahler Grand	115.89	112.11	3.4%	54.1%	54.1%	0.0%	62.70	60.65	3.4%
5	Renaissance Harborplace	140.17	150.61	-6.9%	60.6%	58.5%	3.6%	84.94	88.11	-3.6%
6	Renaissance Los Angeles Airport	115.13	113.46	1.5%	85.4%	79.4%	7.6%	98.32	90.09	9.1%
7	JW Marriott New Orleans (1)	182.86	174.55	4.8%	84.2%	77.5%	8.6%	153.97	135.28	13.8%
8	Hilton North Houston	106.79	101.25	5.5%	79.6%	76.0%	4.7%	85.00	76.95	10.5%
9	Marriott Quincy	146.66	146.53	0.1%	58.0%	45.5%	27.5%	85.06	66.67	27.6%
10	Doubletree Guest Suites Times Square (1)	243.29	237.25	2.5%	95.8%	92.3%	3.8%	233.07	218.98	6.4%
11	Hilton Times Square	226.66	231.02	-1.9%	96.3%	84.9%	13.4%	218.27	196.14	11.3%
12	Fairmont Newport Beach	133.51	126.68	5.4%	70.4%	76.8%	-8.3%	93.99	97.29	-3.4%
13	Marriott Boston Long Wharf	197.54	186.21	6.1%	81.7%	72.2%	13.2%	161.39	134.44	20.0%
14	Hyatt Regency Newport Beach	120.39	121.46	-0.9%	85.0%	80.7%	5.3%	102.33	98.02	4.4%
15	Marriott Tysons Corner	174.75	178.54	-2.1%	60.2%	52.8%	14.0%	105.20	94.27	11.6%
16	Marriott Houston	100.76	97.76	3.1%	76.3%	56.3%	35.5%	76.88	55.04	39.7%
17	Renaissance Long Beach	138.76	157.50	-11.9%	76.7%	69.4%	10.5%	106.43	109.31	-2.6%
18	Embassy Suites Chicago	146.98	134.23	9.5%	62.2%	61.8%	0.6%	91.42	82.95	10.2%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	118.96	115.00	3.4%	71.6%	63.1%	13.5%	85.18	72.57	17.4%
20	Marriott Troy	131.57	122.20	7.7%	68.5%	62.8%	9.1%	90.13	76.74	17.4%
21	Renaissance Westchester	119.77	147.96	-19.1%	71.6%	51.7%	38.5%	85.76	76.50	12.1%
22	Embassy Suites La Jolla	153.84	150.26	2.4%	74.1%	75.7%	-2.1%	114.00	113.75	0.2%
23	Marriott Philadelphia	166.20	161.38	3.0%	60.1%	57.4%	4.7%	99.89	92.63	7.8%
24	Kahler Inn & Suites	113.42	104.65	8.4%	67.8%	63.7%	6.4%	76.90	66.66	15.4%
25	Hilton Del Mar	116.88	120.29	-2.8%	65.5%	63.5%	3.1%	76.56	76.38	0.2%
26	Marriott Portland	126.81	121.27	4.6%	76.3%	69.7%	9.5%	96.76	84.53	14.5%
27	Doubletree Guest Suites Minneapolis	110.38	97.53	13.2%	58.5%	48.1%	21.6%	64.57	46.91	37.6%
28	Sheraton Cerritos	115.42	116.76	-1.1%	90.1%	66.9%	34.7%	103.99	78.11	33.1%
29	Marriott Rochester	192.84	197.56	-2.4%	61.5%	52.8%	16.5%	118.60	104.31	13.7%
30	Marriott Park City	218.53	210.17	4.0%	81.7%	88.2%	-7.4%	178.54	185.37	-3.7%
31	Courtyard by Marriott Los Angeles	137.96	134.51	2.6%	95.2%	78.6%	21.1%	131.34	105.72	24.2%
32	Residence Inn by Marriott Rochester	138.38	126.03	9.8%	75.2%	88.2%	-14.7%	104.06	111.16	-6.4%

	Pro Forma Comparable Portfolio (2)	$158.50	$159.26	-0.5%	73.8%	69.5%	6.2%	$116.97	$110.69	5.7%

	Actual Portfolio (3)	$158.20	$158.88	-0.4%	73.6%	69.3%	6.2%	$116.44	$110.10	5.8%

(1)   Includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(2)   Pro Forma Comparable Portfolio includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year, and the Hyatt Chicago Magnificent Mile, which is currently experiencing material and prolonged business interruption due to rebranding and renovation. Also includes the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(3)   Actual Portfolio includes the Pro Forma Comparable Portfolio, minus the Hilton Garden Inn Chicago Downtown/Magnificent Mile and plus the Company’s prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 25

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level Operating Statistics

Q2 2012/2011

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended June 30,			For the Three Months Ended June 30,			For the Three Months Ended June 30,
		2012	2011	Variance	2012	2011	Variance	2012	2011	Variance
1	Hilton San Diego Bayfront (1)	$213.47	$188.63	13.2%	81.3%	79.6%	2.1%	$173.55	$150.15	15.6%
2	Renaissance Washington DC	224.54	224.16	0.2%	85.1%	83.8%	1.6%	191.08	187.85	1.7%
3	Renaissance Orlando at SeaWorld ®	144.27	128.53	12.2%	77.9%	70.9%	9.9%	112.39	91.13	23.3%
4	Kahler Grand	112.89	123.21	-8.4%	58.7%	58.5%	0.3%	66.27	72.08	-8.1%
5	Renaissance Harborplace	171.12	183.21	-6.6%	81.6%	75.5%	8.1%	139.63	138.32	0.9%
6	Renaissance Los Angeles Airport	119.46	110.98	7.6%	80.0%	80.4%	-0.5%	95.57	89.23	7.1%
7	JW Marriott New Orleans	188.44	173.28	8.7%	86.2%	86.3%	-0.1%	162.44	149.54	8.6%
8	Hilton North Houston	100.69	106.58	-5.5%	83.9%	68.5%	22.5%	84.48	73.01	15.7%
9	Marriott Quincy	149.28	145.04	2.9%	82.1%	74.3%	10.5%	122.56	107.76	13.7%
10	Doubletree Guest Suites Times Square	364.81	349.79	4.3%	98.8%	98.3%	0.5%	360.43	343.84	4.8%
11	Hilton Times Square	318.75	298.08	6.9%	98.3%	95.4%	3.0%	313.33	284.37	10.2%
12	Fairmont Newport Beach	129.31	127.19	1.7%	79.6%	80.8%	-1.5%	102.93	102.77	0.2%
13	Marriott Boston Long Wharf	281.48	260.10	8.2%	89.8%	89.0%	0.9%	252.77	231.49	9.2%
14	Hyatt Regency Newport Beach	131.69	123.35	6.8%	88.0%	87.4%	0.7%	115.89	107.81	7.5%
15	Marriott Tysons Corner	170.25	170.75	-0.3%	75.3%	79.5%	-5.3%	128.20	135.75	-5.6%
16	Marriott Houston	97.59	93.81	4.0%	83.5%	75.8%	10.2%	81.49	71.11	14.6%
17	Renaissance Long Beach	144.24	136.09	6.0%	79.2%	76.7%	3.3%	114.24	104.38	9.4%
18	Embassy Suites Chicago	205.73	204.94	0.4%	87.8%	85.6%	2.6%	180.63	175.43	3.0%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	184.00	179.66	2.4%	91.8%	83.7%	9.7%	168.91	150.38	12.3%
20	Marriott Troy	129.80	122.55	5.9%	71.5%	68.7%	4.1%	92.81	84.19	10.2%
21	Renaissance Westchester	136.64	141.84	-3.7%	76.5%	73.9%	3.5%	104.53	104.82	-0.3%
22	Embassy Suites La Jolla	161.08	149.78	7.5%	80.8%	81.0%	-0.2%	130.15	121.32	7.3%
23	Marriott Philadelphia	169.53	166.22	2.0%	74.3%	76.0%	-2.2%	125.96	126.33	-0.3%
24	Kahler Inn & Suites	114.15	107.19	6.5%	69.0%	60.1%	14.8%	78.76	64.42	22.3%
25	Hilton Del Mar	120.88	116.54	3.7%	58.9%	73.6%	-20.0%	71.20	85.77	-17.0%
26	Marriott Portland	143.06	136.20	5.0%	86.3%	82.6%	4.5%	123.46	112.50	9.7%
27	Doubletree Guest Suites Minneapolis	136.65	123.87	10.3%	72.3%	76.7%	-5.7%	98.80	95.01	4.0%
28	Sheraton Cerritos	110.63	111.53	-0.8%	91.9%	87.8%	4.7%	101.67	97.92	3.8%
29	Marriott Rochester	208.20	210.47	-1.1%	72.9%	62.1%	17.4%	151.78	130.70	16.1%
30	Marriott Park City	102.24	96.05	6.4%	57.7%	46.5%	24.1%	58.99	44.66	32.1%
31	Courtyard by Marriott Los Angeles	143.19	127.86	12.0%	96.7%	81.6%	18.5%	138.46	104.33	32.7%
32	Residence Inn by Marriott Rochester	135.37	134.11	0.9%	80.8%	83.9%	-3.7%	109.38	112.52	-2.8%

	Pro Forma Comparable Portfolio (2)	$177.20	$170.71	3.8%	81.0%	78.1%	3.7%	$143.53	$133.32	7.7%

	Comparable Portfolio (3)	$176.98	$170.44	3.8%	80.7%	77.9%	3.6%	$142.82	$132.77	7.6%

	Actual Portfolio (4)	$176.84	$170.26	3.9%	80.7%	78.2%	3.2%	$142.71	$133.14	7.2%

(1)

Includes prior ownership results for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(2)

Pro Forma Comparable Portfolio includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year, and the Hyatt Chicago Magnificent Mile, which is currently experiencing material and prolonged business interruption due to rebranding and renovation. Also includes the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(3)	Comparable Portfolio includes the Pro Forma Comparable Portfolio, minus the Hilton Garden Inn Chicago Downtown/Magnificent Mile.
(4)

Actual Portfolio includes the Pro Forma Comparable Portfolio, minus the Hilton Garden Inn Chicago Downtown/Magnificent Mile and plus the Company’s ownership results and prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level Operating Statistics

YTD Q2 2012/2011

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Six Months Ended June 30,			For the Six Months Ended June 30,			For the Six Months Ended June 30,
		2012	2011	Variance	2012	2011	Variance	2012	2011	Variance
1	Hilton San Diego Bayfront (1)	$212.68	$198.47	7.2%	80.5%	79.8%	0.9%	$171.21	$158.38	8.1%
2	Renaissance Washington DC	215.24	219.00	-1.7%	73.7%	77.8%	-5.3%	158.63	170.38	-6.9%
3	Renaissance Orlando at SeaWorld ®	147.98	143.88	2.8%	78.6%	73.6%	6.8%	116.31	105.90	9.8%
4	Kahler Grand	114.33	117.91	-3.0%	56.4%	56.3%	0.2%	64.48	66.38	-2.9%
5	Renaissance Harborplace	157.93	168.98	-6.5%	71.1%	67.0%	6.1%	112.29	113.22	-0.8%
6	Renaissance Los Angeles Airport	117.22	112.21	4.5%	82.7%	79.9%	3.5%	96.94	89.66	8.1%
7	JW Marriott New Orleans (1)	185.68	173.88	6.8%	85.2%	81.9%	4.0%	158.20	142.41	11.1%
8	Hilton North Houston	103.66	103.79	-0.1%	81.7%	72.2%	13.2%	84.69	74.94	13.0%
9	Marriott Quincy	148.20	145.61	1.8%	70.1%	59.9%	17.0%	103.89	87.22	19.1%
10	Doubletree Guest Suites Times Square (1)	305.00	295.61	3.2%	97.3%	95.3%	2.1%	296.77	281.72	5.3%
11	Hilton Times Square	273.19	266.68	2.4%	97.3%	90.2%	7.9%	265.81	240.55	10.5%
12	Fairmont Newport Beach	131.28	126.94	3.4%	75.0%	78.8%	-4.8%	98.46	100.03	-1.6%
13	Marriott Boston Long Wharf	241.48	227.02	6.4%	85.7%	80.6%	6.3%	206.95	182.98	13.1%
14	Hyatt Regency Newport Beach	126.14	122.45	3.0%	86.5%	84.1%	2.9%	109.11	102.98	6.0%
15	Marriott Tysons Corner	172.25	173.86	-0.9%	67.7%	66.1%	2.4%	116.61	114.92	1.5%
16	Marriott Houston	99.10	95.48	3.8%	79.9%	66.1%	20.9%	79.18	63.11	25.5%
17	Renaissance Long Beach	141.54	146.26	-3.2%	77.9%	73.1%	6.6%	110.26	106.92	3.1%
18	Embassy Suites Chicago	181.37	175.46	3.4%	75.0%	73.8%	1.6%	136.03	129.49	5.0%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	155.50	152.03	2.3%	81.7%	73.4%	11.3%	127.04	111.59	13.8%
20	Marriott Troy	130.66	122.38	6.8%	70.0%	65.7%	6.5%	91.46	80.40	13.8%
21	Renaissance Westchester	128.44	144.36	-11.0%	74.0%	62.8%	17.8%	95.05	90.66	4.8%
22	Embassy Suites La Jolla	157.61	150.01	5.1%	77.5%	78.4%	-1.1%	122.15	117.61	3.9%
23	Marriott Philadelphia	168.04	164.14	2.4%	67.2%	66.7%	0.7%	112.92	109.48	3.1%
24	Kahler Inn & Suites	113.78	105.89	7.5%	68.4%	61.8%	10.7%	77.83	65.44	18.9%
25	Hilton Del Mar	118.77	118.27	0.4%	62.2%	68.6%	-9.3%	73.87	81.13	-8.9%
26	Marriott Portland	135.44	129.40	4.7%	81.3%	76.2%	6.7%	110.11	98.60	11.7%
27	Doubletree Guest Suites Minneapolis	124.90	113.80	9.8%	65.4%	62.5%	4.6%	81.68	71.13	14.8%
28	Sheraton Cerritos	113.00	113.78	-0.7%	91.0%	77.4%	17.6%	102.83	88.07	16.8%
29	Marriott Rochester	201.17	204.57	-1.7%	67.2%	57.4%	17.1%	135.19	117.42	15.1%
30	Marriott Park City	170.38	170.49	-0.1%	69.7%	67.2%	3.7%	118.75	114.57	3.7%
31	Courtyard by Marriott Los Angeles	140.60	131.08	7.3%	95.9%	80.1%	19.7%	134.84	105.00	28.4%
32	Residence Inn by Marriott Rochester	136.82	129.99	5.3%	78.0%	86.0%	-9.3%	106.72	111.79	-4.5%

	Pro Forma Comparable Portfolio (2)	$168.28	$165.34	1.8%	77.4%	73.8%	4.9%	$130.25	$122.02	6.7%

	Comparable Portfolio (3)	$168.66	$165.72	1.8%	77.3%	73.8%	4.7%	$130.37	$122.30	6.6%

	Actual Portfolio (4)	$167.95	$164.93	1.8%	77.1%	73.7%	4.6%	$129.49	$121.55	6.5%

(1)   Includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(2)   Pro Forma Comparable Portfolio includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year, and the Hyatt Chicago Magnificent Mile, which is currently experiencing material and prolonged business interruption due to rebranding and renovation. Also includes the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

	(3) Comparable Portfolio includes the Pro Forma Comparable Portfolio, minus the Hilton Garden Inn Chicago Downtown/Magnificent Mile.

(4)   Actual Portfolio includes the Pro Forma Comparable Portfolio, minus the Hilton Garden Inn Chicago Downtown/Magnificent Mile and plus the Company’s ownership results and prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level Operating Statistics

Q3 2011

	Hotels sorted by number of rooms
		For the Three Months Ended September 30, 2011
		ADR	Occupancy	RevPAR
1	Hilton San Diego Bayfront	$189.48	82.4%	$156.13
2	Renaissance Washington DC	189.96	71.0%	134.87
3	Renaissance Orlando at SeaWorld ®	106.40	64.8%	68.95
4	Kahler Grand	103.44	65.5%	67.75
5	Renaissance Harborplace	173.86	72.7%	126.40
6	Renaissance Los Angeles Airport	111.03	87.3%	96.93
7	JW Marriott New Orleans	125.25	75.5%	94.56
8	Hilton North Houston	103.25	55.0%	56.79
9	Marriott Quincy	148.01	80.3%	118.85
10	Doubletree Guest Suites Times Square	352.68	97.8%	344.92
11	Hilton Times Square	300.70	97.4%	292.88
12	Fairmont Newport Beach	142.74	74.7%	106.63
13	Marriott Boston Long Wharf	270.70	89.2%	241.46
14	Hyatt Regency Newport Beach	146.45	91.4%	133.86
15	Marriott Tysons Corner	156.45	70.2%	109.83
16	Marriott Houston	87.39	71.2%	62.22
17	Renaissance Long Beach	118.64	82.3%	97.64
18	Embassy Suites Chicago	192.78	90.3%	174.08
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	170.76	84.0%	143.44
20	Marriott Troy	127.85	68.6%	87.71
21	Renaissance Westchester	135.81	74.2%	100.77
22	Embassy Suites La Jolla	169.02	86.9%	146.88
23	Marriott Philadelphia	154.95	70.4%	109.08
24	Kahler Inn & Suites	109.77	65.5%	71.90
25	Hilton Del Mar	141.08	84.0%	118.51
26	Marriott Portland	146.39	90.0%	131.75
27	Doubletree Guest Suites Minneapolis	125.94	86.5%	108.94
28	Sheraton Cerritos	108.79	91.6%	99.65
29	Marriott Rochester	206.79	65.6%	135.65
30	Marriott Park City	100.94	67.1%	67.73
31	Courtyard by Marriott Los Angeles	134.91	95.3%	128.57
32	Residence Inn by Marriott Rochester	141.69	74.5%	105.56

	Pro Forma Comparable Portfolio (2)	$165.75	78.2%	$129.62

	Actual Portfolio (3)	$165.20	78.2%	$129.19

(1)	Includes prior ownership results for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.
(2)

Pro Forma Comparable Portfolio includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year, and the Hyatt Chicago Magnificent Mile, which is currently experiencing material and prolonged business interruption due to rebranding and renovation. Also includes the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(3)

Actual Portfolio includes the Pro Forma Comparable Portfolio, minus the Hilton Garden Inn Chicago Downtown/Magnificent Mile and plus the Company’s prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 28

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level Operating Statistics

Q4 2011

	Hotels sorted by number of rooms
		For the Three Months Ended December 31, 2011
		ADR	Occupancy	RevPAR
1	Hilton San Diego Bayfront	$194.89	73.5%	$143.24
2	Renaissance Washington DC	210.94	70.7%	149.13
3	Renaissance Orlando at SeaWorld ®	134.01	66.3%	88.85
4	Kahler Grand	110.84	52.5%	58.19
5	Renaissance Harborplace	163.02	68.7%	111.99
6	Renaissance Los Angeles Airport	108.87	77.8%	84.70
7	JW Marriott New Orleans	145.36	81.0%	117.74
8	Hilton North Houston	100.81	69.0%	69.56
9	Marriott Quincy	151.81	71.7%	108.85
10	Doubletree Guest Suites Times Square	435.60	97.9%	426.45
11	Hilton Times Square	344.81	98.0%	337.91
12	Fairmont Newport Beach	134.85	57.3%	77.27
13	Marriott Boston Long Wharf	249.54	82.9%	206.87
14	Hyatt Regency Newport Beach	110.28	78.2%	86.24
15	Marriott Tysons Corner	168.13	67.2%	112.98
16	Marriott Houston	93.93	61.3%	57.58
17	Renaissance Long Beach	122.42	68.5%	83.86
18	Embassy Suites Chicago	192.38	78.4%	150.83
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	167.45	79.6%	133.29
20	Marriott Troy	126.73	68.0%	86.18
21	Renaissance Westchester	127.69	81.9%	104.58
22	Embassy Suites La Jolla	146.96	72.7%	106.84
23	Marriott Philadelphia	167.08	69.0%	115.29
24	Kahler Inn & Suites	112.04	61.0%	68.34
25	Hilton Del Mar	109.43	60.8%	66.53
26	Marriott Portland	130.40	79.5%	103.67
27	Doubletree Guest Suites Minneapolis	122.61	68.4%	83.87
28	Sheraton Cerritos	104.19	89.3%	93.04
29	Marriott Rochester	205.10	60.9%	124.91
30	Marriott Park City	130.24	51.2%	66.68
31	Courtyard by Marriott Los Angeles	123.49	92.8%	114.60
32	Residence Inn by Marriott Rochester	135.70	71.8%	97.43

	Pro Forma Comparable Portfolio (2)	$171.72	72.5%	$124.50

	Actual Portfolio (3)	$171.45	72.4%	$124.13

(1)	Includes prior ownership results for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.
(2)

Pro Forma Comparable Portfolio includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year, and the Hyatt Chicago Magnificent Mile, which is currently experiencing material and prolonged business interruption due to rebranding and renovation. Also includes the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(3)

Actual Portfolio includes the Pro Forma Comparable Portfolio, minus the Hilton Garden Inn Chicago Downtown/Magnificent Mile and plus the Company’s prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 29

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level Operating Statistics

FY 2011/2010

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Years Ended December 31,			For the Years Ended December 31,			For the Years Ended December 31,
		2011	2010	Variance	2011	2010	Variance	2011	2010	Variance
1	Hilton San Diego Bayfront (1)	$195.26	$187.26	4.3%	78.9%	74.5%	5.9%	$154.06	$139.51	10.4%
2	Renaissance Washington DC	210.20	203.82	3.1%	74.0%	73.3%	1.0%	155.55	149.40	4.1%
3	Renaissance Orlando at SeaWorld ®	132.89	129.60	2.5%	69.3%	66.4%	4.4%	92.09	86.05	7.0%
4	Kahler Grand	112.14	110.60	1.4%	57.7%	56.6%	1.9%	64.70	62.60	3.4%
5	Renaissance Harborplace	168.34	170.74	-1.4%	68.8%	67.5%	1.9%	115.82	115.25	0.5%
6	Renaissance Los Angeles Airport	110.93	105.82	4.8%	80.9%	77.7%	4.1%	89.74	82.22	9.1%
7	JW Marriott New Orleans (1)	154.43	144.14	7.1%	80.1%	79.6%	0.6%	123.70	114.74	7.8%
8	Hilton North Houston	102.91	112.39	-8.4%	67.0%	61.9%	8.2%	68.95	69.57	-0.9%
9	Marriott Quincy	148.26	141.76	4.6%	68.2%	68.8%	-0.9%	101.11	97.53	3.7%
10	Doubletree Guest Suites Times Square (1)	345.93	323.17	7.0%	96.6%	93.5%	3.3%	334.17	302.16	10.6%
11	Hilton Times Square	296.11	282.50	4.8%	94.0%	88.0%	6.8%	278.34	248.60	12.0%
12	Fairmont Newport Beach	132.63	120.76	9.8%	72.4%	74.8%	-3.2%	96.02	90.33	6.3%
13	Marriott Boston Long Wharf	244.71	236.92	3.3%	83.3%	83.5%	-0.2%	203.84	197.83	3.0%
14	Hyatt Regency Newport Beach	126.16	118.92	6.1%	84.4%	82.6%	2.2%	106.48	98.23	8.4%
15	Marriott Tysons Corner	167.92	161.74	3.8%	67.4%	67.6%	-0.3%	113.18	109.34	3.5%
16	Marriott Houston	92.93	97.17	-4.4%	66.2%	55.3%	19.7%	61.52	53.74	14.5%
17	Renaissance Long Beach	132.34	141.33	-6.4%	73.8%	66.2%	11.5%	97.67	93.56	4.4%
18	Embassy Suites Chicago	184.67	176.51	4.6%	79.1%	72.5%	9.1%	146.07	127.97	14.1%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	161.12	150.32	7.2%	77.7%	77.6%	0.1%	125.19	116.65	7.3%
20	Marriott Troy	125.03	116.07	7.7%	67.1%	66.3%	1.2%	83.90	76.95	9.0%
21	Renaissance Westchester (1)	136.41	140.36	-2.8%	71.3%	63.4%	12.5%	97.26	88.99	9.3%
22	Embassy Suites La Jolla	154.57	153.96	0.4%	79.1%	74.6%	6.0%	122.26	114.85	6.5%
23	Marriott Philadelphia	162.87	148.27	9.8%	68.3%	68.6%	-0.4%	111.24	101.71	9.4%
24	Kahler Inn & Suites	108.43	102.13	6.2%	62.6%	62.5%	0.2%	67.88	63.83	6.3%
25	Hilton Del Mar	123.20	125.28	-1.7%	70.5%	65.7%	7.3%	86.86	82.31	5.5%
26	Marriott Portland	134.44	127.58	5.4%	80.5%	77.7%	3.6%	108.22	99.13	9.2%
27	Doubletree Guest Suites Minneapolis	119.75	105.36	13.7%	70.0%	70.4%	-0.6%	83.83	74.17	13.0%
28	Sheraton Cerritos	109.83	108.05	1.6%	84.0%	76.7%	9.5%	92.26	82.87	11.3%
29	Marriott Rochester	205.31	204.61	0.3%	60.4%	63.2%	-4.4%	124.01	129.31	-4.1%
30	Marriott Park City	143.63	138.02	4.1%	63.1%	59.1%	6.8%	90.63	81.57	11.1%
31	Courtyard by Marriott Los Angeles	130.09	116.53	11.6%	87.2%	89.7%	-2.8%	113.44	104.53	8.5%
32	Residence Inn by Marriott Rochester	134.05	126.69	5.8%	79.5%	78.0%	1.9%	106.57	98.82	7.8%

	Pro Forma Comparable Portfolio (2)	$167.16	$161.38	3.6%	74.5%	71.9%	3.6%	$124.53	$116.03	7.3%

	Actual Portfolio (3)	$166.75	$161.17	3.5%	74.5%	71.9%	3.6%	$124.23	$115.88	7.2%

(1)

Includes prior ownership results for the Renaissance Westchester during the period it was held in receivership before its reaquisition by the Company on June 14, 2010, the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(2)

Pro Forma Comparable Portfolio includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year, and the Hyatt Chicago Magnificent Mile, which is currently experiencing material and prolonged business interruption due to rebranding and renovation. Also includes the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(3)

Actual Portfolio includes the Pro Forma Comparable Portfolio, minus the Hilton Garden Inn Chicago Downtown/Magnificent Mile and plus the Company’s prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012.

PROPERTY-LEVEL OPERATING STATISTICS	Page 30

Supplemental Financial Information – Unaudited August 2, 2012

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information – Unaudited August 2, 2012

Comparable Portfolio Operating Statistics by Brand

Q2 & YTD 2012/2011

		FY12			FY11
		Q-T-D(June)			Q-T-D(June)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	18	80.5%	$165.58	$133.29	76.9%	$160.96	$123.78	7.7%
Hilton (2)	9	85.0%	218.51	185.73	82.6%	206.38	170.47	9.0%
Hyatt (3)	1	88.0%	131.69	115.89	87.4%	123.35	107.81	7.5%
Other (4)	2	83.5%	122.85	102.58	83.0%	121.99	101.25	1.3%
Independent	2	61.7%	113.30	69.91	58.9%	118.50	69.80	0.2%

Pro Forma Comparable Portfolio (5)	32	81.0%	$177.20	$143.53	78.1%	$170.71	$133.32	7.7%

Comparable Portfolio (6)	32	80.7%	$176.98	$142.82	77.9%	$170.44	$132.77	7.6%

Actual Portfolio (7)	32	80.7%	$176.84	$142.71	78.2%	$170.26	$133.14	7.2%

		FY12			FY11
		Y-T-D(June)			Y-T-D(June)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	18	76.3%	$160.42	$122.40	71.7%	$160.17	$114.84	6.6%
Hilton (2)	9	81.8%	200.18	163.75	79.0%	192.51	152.08	7.7%
Hyatt (3)	1	86.5%	126.14	109.11	84.1%	122.45	102.98	6.0%
Other (4)	2	80.0%	124.76	99.81	78.4%	122.86	96.32	3.6%
Independent	2	59.8%	114.15	68.26	57.9%	114.20	66.12	3.2%

Pro Forma Comparable Portfolio (5)	32	77.4%	$168.28	$130.25	73.8%	$165.34	$122.02	6.7%

Comparable Portfolio (6)	32	77.3%	$168.66	$130.37	73.8%	$165.72	$122.30	6.6%

Actual Portfolio (7)	32	77.1%	$167.95	$129.49	73.7%	$164.93	$121.55	6.5%

(1)

Marriott does not include the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year. Includes prior ownership results as applicable in 2011 for the JW Marriott New Orleans acquired by the Company on February 15, 2011.

(2)

Hilton includes prior ownership results for the Hilton Garden Inn Chicago Downtown Magnificent Mile acquired by the Company on July 19, 2012. Also includes prior ownership results as applicable in 2011 for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(3)

Hyatt does not include the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, as the hotel is currently experiencing material and prolonged business interruption due to rebranding and renovation.

(4)	Includes Fairmont and Sheraton.
(5)

Pro Forma Comparable Portfolio includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year, and the Hyatt Chicago Magnificent Mile, which is currently experiencing material and prolonged business interruption due to rebranding and renovation. Also includes prior ownership results for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(6)	Comparable Portfolio includes the Pro Forma Comparable Portfolio, minus the Hilton Garden Inn Chicago Downtown/Magnificent Mile.
(7)

Actual Portfolio includes the Pro Forma Comparable Portfolio, minus the Hilton Garden Inn Chicago Downtown/Magnificent Mile and plus the Company’s ownership results and prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 32

Supplemental Financial Information – Unaudited August 2, 2012

Pro Forma Portfolio Property-Level YTD Q2 2012 EBITDA Contribution

by Brand

Note: Consolidated Year-To-Date 2012 Hotel EBITDA of 33 hotel pro forma portfolio as of June 30, 2012.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 33

Supplemental Financial Information – Unaudited August 2, 2012

Comparable Portfolio Operating Statistics by Region
Q2 & YTD 2012/2011

		FY12			FY11
		Q-T-D(June)			Q-T-D(June)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	9	81.2%	$158.00	$128.30	80.7%	$144.93	$116.96	9.7%
Other West	4	80.3%	108.51	87.13	70.0%	108.03	75.62	15.2%
Midwest (2)	8	73.6%	154.63	113.81	70.4%	152.51	107.37	6.0%
East (3)	11	84.5%	216.77	183.17	81.9%	210.68	172.55	6.2%

Pro Forma Comparable Portfolio (4)	32	81.0%	$177.20	$143.53	78.1%	$170.71	$133.32	7.7%

Comparable Portfolio (5)	32	80.7%	$176.98	$142.82	77.9%	$170.44	$132.77	7.6%

Actual Portfolio (6)	32	80.7%	$176.84	$142.71	78.2%	$170.26	$133.14	7.2%

		FY12			FY11
		Y-T-D(June)			Y-T-D(June)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	9	80.3%	$156.25	$125.47	78.6%	$149.90	$117.82	6.5%
Other West	4	79.3%	117.32	93.03	70.4%	116.33	81.90	13.6%
Midwest (2)	8	68.2%	142.99	97.52	64.8%	138.76	89.92	8.5%
East (3)	11	79.1%	200.68	158.74	75.4%	199.79	150.64	5.4%

Pro Forma Comparable Portfolio (4)	32	77.4%	$168.28	$130.25	73.8%	$165.34	$122.02	6.7%

Comparable Portfolio (5)	32	77.3%	$168.66	$130.37	73.8%	$165.72	$122.30	6.6%

Actual Portfolio (6)	32	77.1%	$167.95	$129.49	73.7%	$164.93	$121.55	6.5%

(1)

California does not include the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year. Includes prior ownership results as applicable in 2011 for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(2)

Midwest does not include the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, as the hotel is currently experiencing material and prolonged business interruption due to rebranding and renovation. Includes prior ownership results for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(3)

Includes prior ownership results as applicable in 2011 for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, and the JW Marriott New Orleans acquired by the Company on February 15, 2011.

(4)

Pro Forma Comparable Portfolio includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year, and the Hyatt Chicago Magnificent Mile, which is currently experiencing material and prolonged business interruption due to rebranding and renovation. Also includes prior ownership results for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(5)	Comparable Portfolio includes the Pro Forma Comparable Portfolio, minus the Hilton Garden Inn Chicago Downtown/Magnificent Mile.
(6)

Actual Portfolio includes the Pro Forma Comparable Portfolio, minus the Hilton Garden Inn Chicago Downtown/Magnificent Mile and plus the Company’s ownership results and prior ownership results for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 34

Supplemental Financial Information – Unaudited August 2, 2012

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 35

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA

Q2 & YTD 2012/2011

	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Six Months Ended June 30,

	(In thousands)	2012	2011		2012	2011
		Hotel EBITDA (2)	Hotel EBITDA (2)	% Change	Hotel EBITDA (2)	Hotel EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (3) (4)	$9,873	$9,622	3%	$20,749	$20,110	3%
2	Renaissance Washington DC (3) (4)	7,126	7,440	-4%	9,638	12,009	-20%
3	Renaissance Orlando at SeaWorld ® (3) (4)	4,334	2,818	54%	9,903	8,221	20%
4	Kahler Grand (3) (4)	1,987	2,182	-9%	3,677	3,588	2%
5	Renaissance Harborplace (3) (4)	3,674	3,755	-2%	4,410	4,739	-7%
6	Renaissance Los Angeles Airport	1,085	928	17%	2,151	1,681	28%
7	JW Marriott New Orleans	3,391	3,004	13%	6,311	5,352	18%
8	Hilton North Houston (3) (4)	1,203	974	24%	2,770	1,946	42%
9	Marriott Quincy	2,210	1,663	33%	2,899	1,911	52%
10	Doubletree Guest Suites Times Square (1) (3) (4)	6,599	6,198	6%	8,373	7,723	8%
11	Hilton Times Square	4,991	3,742	33%	6,288	5,087	24%
12	Fairmont Newport Beach (3) (4)	1,246	1,590	-22%	2,159	2,408	-10%
13	Hyatt Chicago Magnificent Mile	2,205	2,285	-4%	1,562	1,469	6%
14	Marriott Boston Long Wharf	4,940	3,959	25%	6,506	4,754	37%
15	Hyatt Regency Newport Beach (3) (4)	1,544	1,446	7%	2,442	2,493	-2%
16	Marriott Tysons Corner	2,103	2,362	-11%	3,475	3,424	1%
17	Marriott Houston (3) (4)	1,030	593	74%	2,009	853	136%
18	Renaissance Long Beach	1,581	1,189	33%	2,748	2,480	11%
19	Embassy Suites Chicago (3) (4)	3,549	4,069	-13%	4,049	3,935	3%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,571	2,275	13%	2,986	2,544	17%
21	Marriott Troy	1,014	795	28%	1,830	1,303	40%
22	Renaissance Westchester (3) (4)	720	633	14%	604	560	8%
23	Embassy Suites La Jolla (3) (4)	2,394	1,876	28%	4,222	3,491	21%
24	Marriott Philadelphia	1,253	1,497	-16%	1,889	1,984	-5%
25	Kahler Inn & Suites (4)	855	654	31%	1,726	1,338	29%
26	Hilton Del Mar (4)	323	689	-53%	863	1,167	-26%
27	Marriott Portland (3) (4)	1,384	1,298	7%	2,324	1,922	21%
28	Doubletree Guest Suites Minneapolis (3) (4)	1,018	806	26%	1,307	855	53%
29	Sheraton Cerritos	717	765	-6%	1,405	998	41%
30	Marriott Rochester (3) (4)	1,374	1,068	29%	2,185	1,623	35%
31	Marriott Park City	(16)	(161)	90%	1,826	1,747	5%
32	Courtyard by Marriott Los Angeles	939	408	130%	1,768	911	94%
33	Residence Inn by Marriott Rochester	436	457	-5%	811	879	-8%

	Pro Forma Portfolio	$79,653	$72,879	9%	$127,865	$115,505	11%

(1)         Reflects 100% ownership.

(2)         Reconciliations to Net Income (Loss) provided on pages 58, 59, 61 and 62.

(3)         Hotel EBITDA for the second quarter of 2012 is impacted by a total $(0.1) million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Minneapolis $60,000; Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; and Hilton San Diego Bayfront $(1,061,000). Hotel EBITDA for the second quarter of 2011 is impacted by a total $0.9 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $492,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Kahler Grand $(1,000); Marriott Houston $(33,000); Marriott Portland $48,000; Marriott Rochester $(2,000); Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

(4)         Hotel EBITDA for the first six months of 2012 is impacted by a total of $0.3 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Minneapolis $60,000; Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton Del Mar $65,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(1,061,000); Kahler Grand $44,000; Kahler Inn & Suites $15,000; Marriott Houston $43,000; Marriott Rochester $10,000; and Renaissance Harborplace $106,000. Hotel EBITDA for the first six months of 2011 is impacted by a total of $0.6 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $177,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Kahler Grand $(1,000); Marriott Houston $(33,000); Marriott Portland $48,000; Marriott Rochester $(2,000); Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 36

Supplemental Financial Information — Unaudited August 2, 2012

Property-Level EBITDA Margins

Q2 & YTD 2012/2011

	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Six Months Ended June 30,
		2012	2011		2012	2011
		Hotel EBITDA	Hotel EBITDA	Change in	Hotel EBITDA	Hotel EBITDA	Change in
		Margin	Margin	bps	Margin	Margin	bps
1	Hilton San Diego Bayfront (1)	32.0%	34.4%	(240) bps	33.7%	34.8%	(110) bps
2	Renaissance Washington DC	35.5%	38.6%	(310) bps	28.5%	33.9%	(540) bps
3	Renaissance Orlando at SeaWorld ®	31.5%	25.7%	580 bps	33.7%	31.6%	210 bps
4	Kahler Grand	33.0%	34.1%	(110) bps	31.9%	30.2%	170 bps
5	Renaissance Harborplace	32.5%	33.9%	(140) bps	24.0%	25.5%	(150) bps
6	Renaissance Los Angeles Airport	19.1%	17.9%	120 bps	19.0%	16.1%	290 bps
7	JW Marriott New Orleans	38.7%	38.1%	60 bps	37.0%	35.4%	160 bps
8	Hilton North Houston	21.3%	19.6%	170 bps	23.9%	18.9%	500 bps
9	Marriott Quincy	31.6%	26.3%	530 bps	24.5%	18.4%	610 bps
10	Doubletree Guest Suites Times Square (1)	37.8%	37.5%	30 bps	28.5%	27.6%	90 bps
11	Hilton Times Square	34.9%	28.6%	630 bps	25.6%	22.6%	300 bps
12	Fairmont Newport Beach	19.4%	24.7%	(530) bps	17.4%	19.3%	(190) bps
13	Hyatt Chicago Magnificent Mile	30.9%	30.4%	50 bps	14.3%	13.5%	80 bps
14	Marriott Boston Long Wharf	40.6%	37.2%	340 bps	32.0%	27.7%	430 bps
15	Hyatt Regency Newport Beach	19.9%	18.9%	100 bps	17.0%	18.0%	(100) bps
16	Marriott Tysons Corner	36.5%	38.2%	(170) bps	33.2%	32.6%	60 bps
17	Marriott Houston	26.1%	16.8%	930 bps	25.4%	13.3%	1,210 bps
18	Renaissance Long Beach	30.4%	25.3%	510 bps	27.7%	26.0%	170 bps
19	Embassy Suites Chicago	50.5%	59.2%	(870) bps	37.7%	38.2%	(50) bps
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	42.4%	41.8%	60 bps	32.5%	31.2%	130 bps
21	Marriott Troy	24.5%	21.5%	300 bps	23.1%	18.6%	450 bps
22	Renaissance Westchester	13.5%	12.5%	100 bps	6.5%	6.6%	(10) bps
23	Embassy Suites La Jolla	49.7%	41.7%	800 bps	45.6%	40.1%	550 bps
24	Marriott Philadelphia	26.8%	30.5%	(370) bps	21.9%	23.3%	(140) bps
25	Kahler Inn & Suites	40.8%	37.9%	290 bps	41.5%	38.0%	350 bps
26	Hilton Del Mar	13.7%	23.2%	(950) bps	16.8%	20.6%	(380) bps
27	Marriott Portland	40.7%	41.7%	(100) bps	37.6%	34.8%	280 bps
28	Doubletree Guest Suites Minneapolis	41.9%	34.0%	790 bps	32.2%	23.7%	850 bps
29	Sheraton Cerritos	24.2%	27.3%	(310) bps	23.8%	20.4%	340 bps
30	Marriott Rochester	38.1%	36.2%	190 bps	34.0%	30.2%	380 bps
31	Marriott Park City	-1.0%	-13.1%	1,210 bps	31.3%	30.6%	70 bps
32	Courtyard by Marriott Los Angeles	34.0%	20.5%	1,350 bps	32.8%	22.7%	1,010 bps
33	Residence Inn by Marriott Rochester	45.8%	46.7%	(90) bps	43.8%	45.3%	(150) bps

	Pro Forma Portfolio	32.7%	32.1%	60 bps	28.6%	27.6%	100 bps

	Adjusted Pro Forma Portfolio (2) (3)	32.8%	31.7%	110 bps	28.6%	27.4%	120 bps

(1)          Reflects 100% ownership.

(2)          Hotel EBITDA for the second quarter of 2012 is impacted by a total $(0.1) million in property tax (assessments) net of credits received at the following hotels: Doubletree Guest Suites Minneapolis $60,000; Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; and Hilton San Diego Bayfront $(1,061,000). Hotel EBITDA for the second quarter of 2011 is impacted by a total $0.9 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $492,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Kahler Grand $(1,000); Marriott Houston $(33,000); Marriott Portland $48,000; Marriott Rochester $(2,000); Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

(3)          Hotel EBITDA for the first six months of 2012 is impacted by a total of $0.3 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Minneapolis $60,000; Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton Del Mar $65,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(1,061,000); Kahler Grand $44,000; Kahler Inn & Suites $15,000; Marriott Houston $43,000; Marriott Rochester $10,000; and Renaissance Harborplace $106,000. Hotel EBITDA for the first six months of 2011 is impacted by a total of $0.6 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $177,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Kahler Grand $(1,000); Marriott Houston $(33,000); Marriott Portland $48,000; Marriott Rochester $(2,000); Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 37

Supplemental Financial Information – Unaudited August 2, 2012

APPENDIX

APPENDIX	Page 38

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA
Q1 2012

	Three Months Ended March 31, 2012
			Acquisition:	Acquisition:
		Discontinued	Hyatt	Hilton Garden Inn	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Forma (5)

Net loss	$(12,968)	$(269)	$(2,593)	$(694)	$(16,524)
Operations held for investment:
Depreciation and amortization	34,286	-	1,950	1,109	37,345
Amortization of lease intangibles	1,028	-	-	-	1,028
Interest expense	19,513	-	351	-	19,864
Amortization of deferred financing fees	963	-	-	-	963
Non-cash interest related to discount on Senior Notes	266	-	-	-	266
Non-cash interest related to loss on derivatives	76	-	-	-	76
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(560)	-	-	-	(560)
Depreciation and amortization	(1,419)	-	-	-	(1,419)
Interest expense	(570)	-	-	-	(570)
Amortization of deferred financing fees	(56)	-	-	-	(56)
Non-cash interest related to loss on derivative	(1)	-	-	-	(1)
Discontinued operations:
Depreciation and amortization	470	(470)	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-
Interest expense	681	(681)	-	-	-
Amortization of deferred financing fees	4	(4)	-	-	-
EBITDA	41,720	(1,431)	(292)	415	40,412

Operations held for investment:
Amortization of deferred stock compensation	946	-	-	-	946
Non-cash straightline lease expense	696	-	-	-	696
Capital lease obligation interest - cash ground rent	-	-	(351)	-	(351)
Gain on sale of assets	(11)	-	-	-	(11)
Loss on extinguishment of debt	191	-	-	-	191
Lawsuit settlement reversal of costs	(145)	-	-	-	(145)
Closing costs - completed acquisitions	36	-	-	-	36
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	(113)
Discontinued operations:
Gain on sale of assets	(177)	177	-	-	-
	1,423	177	(351)	-	1,249

Adjusted EBITDA	$43,143	$(1,254)	$(643)	$415	$41,661

*Footnotes on following page

APPENDIX	Page 39

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q1 2012

	Three Months Ended March 31, 2012
			Acquisition:	Acquisition:
		Discontinued	Hyatt	Hilton Garden Inn	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Forma (5)

Net loss	$(12,968)	$(269)	$(2,593)	$(694)	$(16,524)
Preferred stock dividends	(7,437)	-	-	-	(7,437)
Operations held for investment:
Real estate depreciation and amortization	33,979	-	1,950	1,109	37,038
Amortization of lease intangibles	1,028	-	-	-	1,028
Gain on sale of assets	(11)	-	-	-	(11)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(560)	-	-	-	(560)
Real estate depreciation and amortization	(1,419)	-	-	-	(1,419)
Discontinued operations:
Real estate depreciation and amortization	470	(470)	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-
Gain on sale of assets	(177)	177	-	-	-
FFO	12,912	(569)	(643)	415	12,115

Operations held for investment:
Non-cash straightline lease expense	696	-	-	-	696
Non-cash interest related to loss on derivatives	76	-	-	-	76
Loss on extinguishment of debt	191	-	-	-	191
Lawsuit settlement reversal of costs	(145)	-	-	-	(145)
Closing costs - completed acquisitions	36	-	-	-	36
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	(113)
Non-cash interest related to loss on derivative	(1)	-	-	-	(1)
	740	-	-	-	740

Adjusted FFO	$13,652	$(569)	$(643)	$415	$12,855

FFO per diluted share	$0.11				$0.10

Adjusted FFO per diluted share	$0.12				$0.11

Basic weighted average shares outstanding	117,426				117,426
Shares associated with unvested restricted stock awards	155				155
Diluted weighted average shares outstanding (6)	117,581				117,581

(1)          Actual represents the Company’s ownership results for the 32 hotels in which the Company has interests as of March 31, 2012. In accordance with the June 30, 2012 presentation, 31 hotels are classified as held for investment and one has been reclassified as discontinued operations.

(2)          Discontinued Operations represents the final distribution of proceeds on a subordinate note held by the Company prior to the purchase of the Royal Palm Miami Beach, along with reimbursements for expenses related to the Royal Palm Miami Beach which was sold in April 2011 plus the ownership results for the Marriott Del Mar which was classified as held for sale as of June 30, 2012.

(3)          Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(4)          Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense.

(5)          Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 33 hotel portfolio.

(6)          Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 40

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA
Q2 2012

	Three Months Ended June 30, 2012
			Acquisition:	Acquisition:
		Discontinued	Hyatt	Hilton Garden Inn	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Forma (5)

Net income	$11,855	$117	$(202)	$1,462	$13,232
Operations held for investment:
Depreciation and amortization	34,793	-	1,363	1,109	37,265
Amortization of lease intangibles	1,028	-	-	-	1,028
Interest expense	19,230	-	234	-	19,464
Amortization of deferred financing fees	959	-	-	-	959
Write-off of deferred financing fees	3	-	-	-	3
Non-cash interest related to discount on Senior Notes	258	-	-	-	258
Non-cash interest related to loss on derivatives	423	-	-	-	423
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(307)	-	-	-	(307)
Depreciation and amortization	(1,420)	-	-	-	(1,420)
Interest expense	(567)	-	-	-	(567)
Amortization of deferred financing fees	(56)	-	-	-	(56)
Discontinued operations:
Depreciation and amortization	495	(495)	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-
Interest expense	680	(680)	-	-	-
Amortization of deferred financing fees	3	(3)	-	-	-
EBITDA	67,384	(1,068)	1,395	2,571	70,282

Operations held for investment:
Amortization of deferred stock compensation	896	-	-	-	896
Non-cash straightline lease expense	693	-	-	-	693
Capital lease obligation interest - cash ground rent	(117)	-	(234)	-	(351)
Lawsuit settlement costs	255	-	-	-	255
Closing costs - completed acquisitions	1,339	-	-	-	1,339
Prior year property tax assessments	1,061	-	-	-	1,061
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	(113)
Prior year property tax assessments	(265)	-	-	-	(265)
	3,749	-	(234)	-	3,515

Adjusted EBITDA	$71,133	$(1,068)	$1,161	$2,571	$73,797

*Footnotes on following page

APPENDIX	Page 41

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q2 2012

	Three Months Ended June 30, 2012
			Acquisition:	Acquisition:
		Discontinued	Hyatt	Hilton Garden Inn	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Forma (5)

Net income	$11,855	$117	$(202)	$1,462	$13,232
Preferred stock dividends	(7,437)	-	-	-	(7,437)
Operations held for investment:
Real estate depreciation and amortization	34,494	-	1,363	1,109	36,966
Amortization of lease intangibles	1,028	-	-	-	1,028
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(307)	-	-	-	(307)
Real estate depreciation and amortization	(1,420)	-	-	-	(1,420)
Discontinued operations:
Real estate depreciation and amortization	495	(495)	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-
FFO	38,715	(385)	1,161	2,571	42,062

Operations held for investment:
Non-cash straightline lease expense	693	-	-	-	693
Write-off of deferred financing fees	3	-	-	-	3
Non-cash interest related to loss on derivatives	423	-	-	-	423
Lawsuit settlement costs	255	-	-	-	255
Closing costs - completed acquisitions	1,339	-	-	-	1,339
Prior year property tax assessments	1,061	-	-	-	1,061
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	-	-	(113)
Prior year property tax assessments	(265)	-	-	-	(265)
	3,396	-	-	-	3,396

Adjusted FFO	$42,111	$(385)	$1,161	$2,571	$45,458

FFO per diluted share	$0.32				$0.35

Adjusted FFO per diluted share	$0.35				$0.38

Basic weighted average shares outstanding	120,029				120,029
Shares associated with unvested restricted stock awards	228				228
Diluted weighted average shares outstanding (6)	120,257				120,257

(1) Actual represents the Company’s ownership results for the 33 hotels in which the Company has interests as of June 30, 2012 of which 32 hotels are classified as held for investment and one has been reclassified as discontinued operations.

(2) Discontinued Operations represents the ownership results for the Marriott Del Mar which was classified as held for sale as of June 30, 2012.

(3) Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(4) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense.

(5) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 33 hotel portfolio.

(6) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 42

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA
YTD 2012

	Six Months Ended June 30, 2012
			Acquisition:	Acquisition:
		Discontinued	Hyatt	Hilton Garden Inn	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Forma (5)

Net loss	$(1,113)	$(152)	$(2,795)	$768	$(3,292)
Operations held for investment:
Depreciation and amortization	69,079	-	3,313	2,218	74,610
Amortization of lease intangibles	2,056	-	-	-	2,056
Interest expense	38,743	-	585	-	39,328
Amortization of deferred financing fees	1,922	-	-	-	1,922
Write-off of deferred financing fees	3	-	-	-	3
Non-cash interest related to discount on Senior Notes	524	-	-	-	524
Non-cash interest related to loss on derivatives	499	-	-	-	499
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(867)	-	-	-	(867)
Depreciation and amortization	(2,839)	-	-	-	(2,839)
Interest expense	(1,137)	-	-	-	(1,137)
Amortization of deferred financing fees	(112)	-	-	-	(112)
Non-cash interest related to loss on derivatives	(1)	-	-	-	(1)
Discontinued operations:
Depreciation and amortization	965	(965)	-	-	-
Amortization of lease intangibles	14	(14)	-	-	-
Interest expense	1,361	(1,361)	-	-	-
Amortization of deferred financing fees	7	(7)	-	-	-
EBITDA	109,104	(2,499)	1,103	2,986	110,694

Operations held for investment:
Amortization of deferred stock compensation	1,842	-	-	-	1,842
Non-cash straightline lease expense	1,389	-	-	-	1,389
Capital lease obligation interest - cash ground rent	(117)	-	(585)	-	(702)
Gain on sale of assets	(11)	-	-	-	(11)
Loss on extinguishment of debt	191	-	-	-	191
Lawsuit settlement costs	110	-	-	-	110
Closing costs - completed acquisitions	1,375	-	-	-	1,375
Prior year property tax assessments	1,061	-	-	-	1,061
Non-controlling interests:
Non-cash straightline lease expense	(226)	-	-	-	(226)
Prior year property tax assessments	(265)	-	-	-	(265)
Discontinued operations:
Gain on sale of assets	(177)	177	-	-	-
	5,172	177	(585)	-	4,764

Adjusted EBITDA	$114,276	$(2,322)	$518	$2,986	$115,458

*Footnotes on following page

APPENDIX	Page 43

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO

YTD 2012

	Six Months Ended June 30, 2012
			Acquisition:	Acquisition:
		Discontinued	Hyatt	Hilton Garden Inn	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Chicago (3)	Chicago (4)	Forma (5)

Net loss	$(1,113)	$(152)	$(2,795)	$768	$(3,292)
Preferred stock dividends	(14,874)	-	-	-	(14,874)
Operations held for investment:
Real estate depreciation and amortization	68,473	-	3,313	2,218	74,004
Amortization of lease intangibles	2,056	-	-	-	2,056
Gain on sale of assets	(11)	-	-	-	(11)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(867)	-	-	-	(867)
Real estate depreciation and amortization	(2,839)	-	-	-	(2,839)
Discontinued operations:
Real estate depreciation and amortization	965	(965)	-	-	-
Amortization of lease intangibles	14	(14)	-	-	-
Gain on sale of assets	(177)	177	-	-	-
FFO	51,627	(954)	518	2,986	54,177

Operations held for investment:
Non-cash straightline lease expense	1,389	-	-	-	1,389
Write-off of deferred financing fees	3	-	-	-	3
Non-cash interest related to loss on derivatives	499	-	-	-	499
Loss on extinguishment of debt	191	-	-	-	191
Lawsuit settlement costs	110	-	-	-	110
Closing costs - completed acquisitions	1,375	-	-	-	1,375
Prior year property tax assessments	1,061	-	-	-	1,061
Non-controlling interests:
Non-cash straightline lease expense	(226)	-	-	-	(226)
Non-cash interest related to loss on derivatives	(1)	-	-	-	(1)
Prior year property tax assessments	(265)	-	-	-	(265)
	4,136	-	-	-	4,136

Adjusted FFO	$55,763	$(954)	$518	$2,986	$58,313

FFO per diluted share	$0.43				$0.46

Adjusted FFO per diluted share	$0.47				$0.49

Basic weighted average shares outstanding	118,728				118,728
Shares associated with unvested restricted stock awards	191				191
Diluted weighted average shares outstanding (6)	118,919				118,919

(1)   Actual represents the Company’s ownership results for the 33 hotels in which the Company has interests as of June 30, 2012 of which 32 hotels are classified as held for investment and one has been reclassified as discontinued operations.

(2)   Discontinued Operations represents the final distribution of proceeds on a subordinate note held by the Company prior to the purchase of the Royal Palm Miami Beach, along with reimbursements for expenses related to the Royal Palm Miami Beach which was sold in April 2011 plus the ownership results for the Marriott Del Mar which was classified as held for sale as of June 30, 2012.

(3)   Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(4)   Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense.

(5)   Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 33 hotel portfolio.

(6)   Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 44

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q1 2011

	Three Months Ended March 31, 2011
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:	Acquisition:	Acquisition:
		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Suites Times Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Chicago (8)	Chicago (9)	Forma (10)

Net income	$51,335	$(970)	$(458)	$(7)	$174	$2,899	$-	$(2,766)	$(840)	$49,367
Operations held for investment:
Depreciation and amortization	25,868	-	261	37	262	4,868	-	1,950	1,109	34,355
Amortization of lease intangibles	930	-	140	-	-	-	-	-	-	1,070
Interest expense	16,184	-	138	-	287	2,046	-	351	-	19,006
Amortization of deferred financing fees	609	-	-	-	-	225	-	-	-	834
Non-cash interest related to discount on Senior Notes	261	-	-	-	-	-	-	-	-	261
Non-cash interest related to loss on derivatives, net	44	-	-	-	-	-	-	-	-	44
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	(723)	-	-	-	(723)
Depreciation and amortization	-	-	-	-	-	(1,217)	-	-	-	(1,217)
Interest expense	-	-	-	-	-	(512)	-	-	-	(512)
Amortization of deferred financing fees	-	-	-	-	-	(56)	-	-	-	(56)
Unconsolidated joint ventures:
Depreciation and amortization	3	-	-	(3)	-	-	-	-	-	-
Discontinued operations:
Depreciation and amortization	2,047	(2,047)	-	-	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)								-
Interest expense	839	(839)	-	-	-	-	-	-	-	-
Amortization of deferred financing fees	7	(7)	-	-	-	-	-	-	-	-
EBITDA	98,134	(3,870)	81	27	723	7,530	-	(465)	269	102,429

Operations held for investment:
Amortization of deferred stock compensation	544	-	-	2	-	-	-	-	-	546
Non-cash straightline lease expense	240	-	5	-	1	450	-	-	-	696
Capital lease obligation interest - cash ground rent	-	-	-	-	-	-	-	(351)	-	(351)
Gain on remeasurement of equity interests	(69,230)	-	-	-	-	-	-	-	-	(69,230)
Closing costs - completed acquisitions	2,739	-	-	-	-	-	-	-	-	2,739
Management fee term adjustment	-	-	-	-	-	-	-	-	50	50
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	(114)	-	-	-	(114)
Unconsolidated joint ventures:
Amortization of deferred stock compensation	2	-	-	(2)	-	-	-	-	-	-
	(65,705)	-	5	-	1	336	-	(351)	50	(65,664)

Adjusted EBITDA	$32,429	$(3,870)	$86	$27	$724	$7,866	$-	$(816)	$319	$36,765

*Footnotes on following page

APPENDIX	Page 45

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO

Q1 2011

	Three Months Ended March 31, 2011
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:	Acquisition:	Acquisition:
		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Suites Times Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Chicago (8)	Chicago (9)	Forma (10)

Net income	$51,335	$(970)	$(458)	$(7)	$174	$2,899	$-	$(2,766)	$(840)	$49,367
Preferred stock dividends	(5,137)	-	-	-	-	-	(2,300)	-	-	(7,437)
Operations held for investment:
Real estate depreciation and amortization	25,591	-	261	-	262	4,868	-	1,950	1,109	34,041
Amortization of lease intangibles	930	-	140	-	-	-	-	-	-	1,070
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	(723)	-	-	-	(723)
Real estate depreciation and amortization	-	-	-	-	-	(1,217)	-	-	-	(1,217)
Discontinued operations:
Real estate depreciation and amortization	2,047	(2,047)	-	-	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-	-	-	-	-
FFO	74,773	(3,024)	(57)	(7)	436	5,827	(2,300)	(816)	269	75,101

Operations held for investment:
Non-cash straightline lease expense	240	-	5	-	1	450	-	-	-	696
Non-cash interest related to loss on derivatives, net	44	-	-	-	-	-	-	-	-	44
Gain on remeasurement of equity interests	(69,230)	-	-	-	-	-	-	-	-	(69,230)
Closing costs - completed acquisitions	2,739	-	-	-	-	-	-	-	-	2,739
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	(114)	-	-	-	(114)
	(66,207)	-	5	-	1	336	-	-	-	(65,865)

Adjusted FFO	$8,566	$(3,024)	$(52)	$(7)	$437	$6,163	$(2,300)	$(816)	$269	$9,236

FFO per diluted share	$0.64									$0.64

Adjusted FFO per diluted share	$0.07									$0.08

Basic weighted average shares outstanding	117,074									117,074
Shares associated with unvested restricted stock awards	137									137
Diluted weighted average shares outstanding (11)	117,211									117,211

(1)

Actual represents the Company’s ownership results for the 33 hotels in which the Company has interests as of March 31, 2011. In accordance with the June 30, 2012 presentation, 30 hotels are classified as held for investment and three have been reclassified as discontinued operations.

(2)

Discontinued Operations represents the Company’s ownership results for the Royal Palm Miami Beach that was sold in April 2011, the Salt Lake City commercial laundry facility that was sold in July 2011, the Eugene Valley River Inn that was sold in October 2011, along with the Marriott Del Mar which has been classified as held for sale as of June 30, 2012.

(3)

Acquisition: Doubletree Guest Suites Times Square represents prior ownership results for the joint venture which was acquired by the Company on January 14, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straightline lease expense.

(4)

Acquisition: BuyEfficient, LLC represents prior ownership results for the joint venture which was acquired by the Company on January 21, 2011, adjusted for the Company’s pro forma depreciation expense.

(5)

Acquisition: JW Marriott New Orleans represents prior ownership results for the hotel which was acquired by the Company on February 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straightline lease expense.

(6)

Acquisition: Hilton San Diego Bayfront represents prior ownership results for the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense plus non-cash straightline lease expense, along with its 25% non-controlling interest.

(7)	Equity Offering: Preferred Stock Series D represents the dividends earned on the 4,600,000 8% cumulative redeemable preferred shares sold on April 6, 2011 .
(8)

Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(9)

Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense and management fee term adjustment.

(10)

Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 33 hotel portfolio, as well as the acquisition of BuyEfficient, LLC in January 2011 along with the effects of the Equity Offering completed in April 2011.

(11)	Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 46

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q2 2011

	Three Months Ended June 30, 2011
			Acquisition:	Equity Offering:	Disposition:	Acquisition:	Acquisition:
		Discontinued	Hilton San	Preferred Stock	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Diego Bayfront (3)	Series D (4)	Note Receivable (5)	Chicago (6)	Chicago (7)	Forma (8)

Net income	$38,929	$(30,209)	$87	$-	$(1,260)	$335	$1,166	$9,048
Operations held for investment:
Depreciation and amortization	32,287	-	917	-	-	1,950	1,109	36,263
Amortization of lease intangibles	992	-	-	-	-	-	-	992
Interest expense	18,432	-	274	-	-	351	-	19,057
Amortization of deferred financing fees	809	-	38	-	-	-	-	847
Non-cash interest related to discount on Senior Notes	261	-	-	-	-	-	-	261
Non-cash interest related to loss on derivatives, net	960	-	-	-	-	-	-	960
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(244)	-	(16)	-	-	-	-	(260)
Depreciation and amortization	(1,184)	-	(229)	-	-	-	-	(1,413)
Interest expense	(456)	-	(69)	-	-	-	-	(525)
Amortization of deferred financing fees	(47)	-	(10)	-	-	-	-	(57)
Non-cash interest related to loss on derivative	(28)	-	-	-	-	-	-	(28)
Discontinued operations:
Depreciation and amortization	630	(630)	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-	-	-
Interest expense	845	(845)	-	-	-	-	-	-
Amortization of deferred financing fees	6	(6)	-	-	-	-	-	-
EBITDA	92,199	(31,697)	992	-	(1,260)	2,636	2,275	65,145

Operations held for investment:
Amortization of deferred stock compensation	929	-	-	-	-	-	-	929
Non-cash straightline lease expense	766	-	(70)	-	-	-	-	696
Capital lease obligation interest - cash ground rent	-	-	-	-	-	(351)	-	(351)
Gain on sale of assets	(56)	-	-	-	-	-	-	(56)
Closing costs - completed acquisitions	633	-	-	-	-	-	-	633
Management fee term adjustment	-	-	-	-	-	-	110	110
Non-controlling interests:
Non-cash straightline lease expense	(129)	-	15	-	-	-	-	(114)
Discontinued operations:
Gain on sale of assets	(14,018)	14,018	-	-	-	-	-	-
Impairment loss	1,495	(1,495)	-	-	-	-	-	-
Gain on extinguishment of debt	(18,145)	18,145	-	-	-	-	-	-
	(28,525)	30,668	(55)	-	-	(351)	110	1,847

Adjusted EBITDA	$63,674	$(1,029)	$937	$-	$(1,260)	$2,285	$2,385	$66,992

*Footnotes on following page

APPENDIX	Page 47

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO

Q2 2011

	Three Months Ended June 30, 2011
			Acquisition:	Equity Offering:	Disposition:	Acquisition:	Acquisition:
		Discontinued	Hilton San	Preferred Stock	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Diego Bayfront (3)	Series D (4)	Note Receivable (5)	Chicago (6)	Chicago (7)	Forma (8)

Net income	$38,929	$(30,209)	$87	$-	$(1,260)	$335	$1,166	$9,048
Preferred stock dividends	(7,310)	-	-	(128)	-	-	-	(7,438)
Operations held for investment:
Real estate depreciation and amortization	31,987	-	917	-	-	1,950	1,109	35,963
Amortization of lease intangibles	992	-	-	-	-	-	-	992
Gain on sale of assets	(56)	-	-	-	-	-	-	(56)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(244)	-	(16)	-	-	-	-	(260)
Real estate depreciation and amortization	(1,184)	-	(229)	-	-	-	-	(1,413)
Discontinued operations:
Real estate depreciation and amortization	630	(630)	-	-	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-	-	-
Gain on sale of assets	(14,018)	14,018	-	-	-	-	-	-
FFO	49,733	(16,828)	759	(128)	(1,260)	2,285	2,275	36,836

Operations held for investment:
Non-cash straightline lease expense	766	-	(70)	-	-	-	-	696
Non-cash interest related to loss on derivatives, net	960	-	-	-	-	-	-	960
Closing costs - completed acquisitions	633	-	-	-	-	-	-	633
Non-controlling interests:
Non-cash straightline lease expense	(129)	-	15	-	-	-	-	(114)
Non-cash interest related to loss on derivative	(28)	-	-	-	-	-	-	(28)
Discontinued operations:								-
Impairment loss	1,495	(1,495)	-	-	-	-	-	-
Gain on extinguishment of debt	(18,145)	18,145	-	-	-	-	-	-
	(14,448)	16,650	(55)	-	-	-	-	2,147

Adjusted FFO	$35,285	$(178)	$704	$(128)	$(1,260)	$2,285	$2,275	$38,983

FFO per diluted share	$0.42							$0.31

Adjusted FFO per diluted share	$0.30							$0.33

Basic weighted average shares outstanding	117,227							117,227
Shares associated with unvested restricted stock awards	87							87
Diluted weighted average shares outstanding (9)	117,314							117,314

(1)

Actual represents the Company’s ownership results for the 33 hotels in which the Company has interests as of June 30, 2011. In accordance with the June 30, 2012 presentation, 31 hotels are classified as held for investment and two have been reclassified as discontinued operations.

(2)

Discontinued Operations represents the Company’s ownership results for the Royal Palm Miami Beach that was sold in April 2011, the Salt Lake City commercial laundry facility that was sold in July 2011, the Eugene Valley River Inn that was sold in October 2011, along with the Marriott Del Mar which has been classified as held for sale as of June 30, 2012.

(3)

Acquisition: Hilton San Diego Bayfront represents prior ownership results for the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense plus non-cash straightline lease expense, along with its 25% non-controlling interest.

(4)	Equity Offering: Preferred Stock Series D represents the dividends earned on the 4,600,000 8% cumulative redeemable preferred shares sold on April 6, 2011 .
(5)	Disposition: Royal Palm Note Receivable represents interest income on the $90.0 million mortgage-secured purchase money loan which was sold in October 2011.
(6)

Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(7)

Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense and management fee term adjustment.

(8)

Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 33 hotel portfolio, as well as the effects of the Equity Offering completed in April 2011 and the disposition of the Royal Palm Note Receivable sold in October 2011.

(9)	Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 48

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q3 2011

	Three Months Ended September 30, 2011
			Disposition:	Acquisition:	Acquisition:
		Discontinued	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Note Receivable (3)	Chicago (4)	Chicago (5)	Forma (6)

Net loss	$(16,553)	$(126)	$(1,380)	$283	$990	$(16,786)
Operations held for investment:
Depreciation and amortization	33,802	-	-	1,950	1,110	36,862
Amortization of lease intangibles	1,028	-	-	-	-	1,028
Interest expense	18,902	-	-	351	-	19,253
Amortization of deferred financing fees	836	-	-	-	-	836
Non-cash interest related to discount on Senior Notes	270	-	-	-	-	270
Non-cash interest related to loss on derivatives, net	1,087	-	-	-	-	1,087
Non-controlling interests:
Loss from consolidated joint venture attributable to non-controlling interest	31	-	-	-	-	31
Depreciation and amortization	(1,414)	-	-	-	-	(1,414)
Interest expense	(549)	-	-	-	-	(549)
Amortization of deferred financing fees	(56)	-	-	-	-	(56)
Non-cash interest related to loss on derivative	(4)	-	-	-	-	(4)
Discontinued operations:
Depreciation and amortization	374	(374)	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-
Interest expense	851	(851)	-	-	-	-
Amortization of deferred financing fees	7	(7)	-	-	-	-
EBITDA	38,619	(1,365)	(1,380)	2,584	2,100	40,558

Operations held for investment:
Amortization of deferred stock compensation	697	-	-	-	-	697
Non-cash straightline lease expense	696	-	-	-	-	696
Capital lease obligation interest - cash ground rent	-	-	-	(351)	-	(351)
Gain on sale of assets	(17)	-	-	-	-	(17)
Impairment loss	10,862	-	-	-	-	10,862
Lawsuit settlement costs	1,620	-	-	-	-	1,620
Management fee term adjustment	-	-	-	-	110	110
Non-controlling interests:
Non-cash straightline lease expense	(114)	-	-	-	-	(114)
Discontinued operations:
Loss on sale of assets	52	(52)	-	-	-	-
	13,796	(52)	-	(351)	110	13,503

Adjusted EBITDA	$52,415	$(1,417)	$(1,380)	$2,233	$2,210	$54,061

*Footnotes on following page

APPENDIX	Page 49

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q3 2011

	Three Months Ended September 30, 2011
			Disposition:	Acquisition:	Acquisition:
		Discontinued	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Note Receivable (3)	Chicago (4)	Chicago (5)	Forma (6)

Net loss	$(16,553)	$(126)	$(1,380)	$283	$990	$(16,786)
Preferred stock dividends	(7,437)	-	-	-	-	(7,437)
Operations held for investment:
Real estate depreciation and amortization	33,508	-	-	1,950	1,110	36,568
Amortization of lease intangibles	1,028	-	-	-	-	1,028
Gain on sale of assets	(17)	-	-	-	-	(17)
Non-controlling interests:
Loss from consolidated joint venture attributable to non-controlling interest	31	-	-	-	-	31
Real estate depreciation and amortization	(1,414)	-	-	-	-	(1,414)
Discontinued operations:
Real estate depreciation and amortization	374	(374)	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-
Loss on sale of assets	52	(52)	-	-	-	-
FFO	9,579	(559)	(1,380)	2,233	2,100	11,973

Operations held for investment:
Non-cash straightline lease expense	696	-	-	-	-	696
Non-cash interest related to loss on derivatives, net	1,087	-	-	-	-	1,087
Impairment loss	10,862	-	-	-	-	10,862
Lawsuit settlement costs	1,620	-	-	-	-	1,620
Non-controlling interests:
Non-cash straightline lease expense	(114)	-	-	-	-	(114)
Non-cash interest related to loss on derivative	(4)	-	-	-	-	(4)
	14,147	-	-	-	-	14,147

Adjusted FFO	$23,726	$(559)	$(1,380)	$2,233	$2,100	$26,120

FFO per diluted share	$0.08					$0.10

Adjusted FFO per diluted share	$0.20					$0.22

Basic weighted average shares outstanding	117,254					117,254
Shares associated with unvested restricted stock awards	-					-
Diluted weighted average shares outstanding (7)	117,254					117,254

(1) Actual represents the Company’s ownership results for the 33 hotels in which the Company has interests as of September 30, 2011. In accordance with the June 30, 2012 presentation, 31 hotels are classified as held for investment and two have been reclassified as discontinued operations.

(2) Discontinued Operations represents the Company’s ownership results for the Salt Lake City commercial laundry facility that was sold in July 2011, the Eugene Valley River Inn that was sold in October 2011, along with the Marriott Del Mar which has been classified as held for sale as of June 30, 2012.

(3) Disposition: Royal Palm Note Receivable represents interest income on the $90.0 million mortgage-secured purchase money loan which was sold in October 2011.

(4) Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(5) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense and management fee term adjustment.

(6) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 33 hotel portfolio, as well as the effects of the disposition of the Royal Palm Note Receivable sold in October 2011.

(7) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 50

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q4 2011

	Three Months Ended December 31, 2011
			Disposition:	Acquisition:	Acquisition:
		Discontinued	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Note Receivable (3)	Chicago (4)	Chicago (5)	Forma (6)

Net income	$7,588	$(916)	$(90)	$(259)	$723	$7,046
Operations held for investment:
Depreciation and amortization	34,511	-	-	1,950	1,109	37,570
Amortization of lease intangibles	1,029	-	-	-	-	1,029
Interest expense	19,723	-	-	351	-	20,074
Amortization of deferred financing fees	963	-	-	-	-	963
Write-off of deferred financing fees	21	-	-	-	-	21
Non-cash interest related to discount on Senior Notes	270	-	-	-	-	270
Non-cash interest related to loss on derivatives	564	-	-	-	-	564
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(99)	-	-	-	-	(99)
Depreciation and amortization	(1,416)	-	-	-	-	(1,416)
Interest expense	(557)	-	-	-	-	(557)
Amortization of deferred financing fees	(57)	-	-	-	-	(57)
Non-cash interest related to loss on derivative	1	-	-	-	-	1
Discontinued operations:
Depreciation and amortization	377	(377)	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-
Interest expense	734	(734)	-	-	-	-
Amortization of deferred financing fees	5	(5)	-	-	-	-
Write-off of deferred financing fees	42	(42)	-	-	-	-
EBITDA	63,706	(2,081)	(90)	2,042	1,832	65,409

Operations held for investment:
Amortization of deferred stock compensation	575	-	-	-	-	575
Non-cash straightline lease expense	696	-	-	-	-	696
Capital lease obligation interest - cash ground rent	-	-	-	(351)	-	(351)
Gain on sale of assets	(10)	-	-	-	-	(10)
Closing costs - completed acquisitions	31	-	-	-	-	31
Management fee term adjustment	-	-	-	-	100	100
Non-controlling interests:
Non-cash straightline lease expense	(111)	-	-	-	-	(111)
Discontinued operations:
Gain on sale of assets	(946)	946	-	-	-	-
	235	946	-	(351)	100	930

Adjusted EBITDA	$63,941	$(1,135)	$(90)	$1,691	$1,932	$66,339

*Footnotes on following page

APPENDIX	Page 51

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q4 2011

	Three Months Ended December 31, 2011
			Disposition:	Acquisition:	Acquisition:
		Discontinued	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Note Receivable (3)	Chicago (4)	Chicago (5)	Forma (6)

Net income	$7,588	$(916)	$(90)	$(259)	$723	$7,046
Preferred stock dividends	(7,437)	-	-	-	-	(7,437)
Operations held for investment:
Real estate depreciation and amortization	34,213	-	-	1,950	1,109	37,272
Amortization of lease intangibles	1,029	-	-	-	-	1,029
Gain on sale of assets	(10)	-	-	-	-	(10)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(99)	-	-	-	-	(99)
Real estate depreciation and amortization	(1,416)	-	-	-	-	(1,416)
Discontinued operations:
Real estate depreciation and amortization	377	(377)	-	-	-	-
Amortization of lease intangibles	7	(7)	-	-	-	-
Gain on sale of assets	(946)	946	-	-	-	-
FFO	33,306	(354)	(90)	1,691	1,832	36,385

Operations held for investment:
Write-off of deferred financing fees	21	-	-	-	-	21
Non-cash straightline lease expense	696	-	-	-	-	696
Non-cash interest related to loss on derivatives	564	-	-	-	-	564
Closing costs - completed acquisitions	31	-	-	-	-	31
Non-controlling interests:
Non-cash straightline lease expense	(111)	-	-	-	-	(111)
Non-cash interest related to loss on derivative	1	-	-	-	-	1
Discontinued operations:
Write-off of deferred financing fees	42	(42)	-	-	-	-
	1,244	(42)	-	-	-	1,202

Adjusted FFO	$34,550	$(396)	$(90)	$1,691	$1,832	$37,587

FFO per diluted share	$0.28					$0.31

Adjusted FFO per diluted share	$0.29					$0.32

Basic weighted average shares outstanding	117,265					117,265
Shares associated with unvested restricted stock awards	-					-
Diluted weighted average shares outstanding (7)	117,265					117,265

(1) Actual represents the Company’s ownership results for the 32 hotels in which the Company has interests as of December 31, 2011. In accordance with the June 30, 2012 presentation, 31 hotels are classified as held for investment and one has been reclassified as discontinued operations.

(2) Discontinued Operations represents the Company’s ownership results for the Eugene Valley River Inn which was sold in October 2011 along with the Marriott Del Mar which has been classified as held for sale as of June 30, 2012.

(3) Disposition: Royal Palm Note Receivable represents interest income on the $90.0 million mortgage-secured purchase money loan which was sold in October 2011.

(4) Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(5) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense and management fee term adjustment.

(6) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 33 hotel portfolio, as well as the effects of the disposition of the Royal Palm Note Receivable sold in October 2011.

(7) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 52

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

FY 2011

	Year Ended December 31, 2011
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:		Acquisition:	Acquisition:
		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Suites Time Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Note Receivable (8)	Chicago (9)	Chicago (10)	Forma (11)

Net income	$81,299	$(32,221)	$(458)	$(7)	$174	$2,986	$-	$(2,730)	$(2,407)	$2,039	$48,675
Operations held for investment:
Depreciation and amortization	126,468	-	261	37	262	5,785	-	-	7,800	4,437	145,050
Amortization of lease intangibles	3,979	-	140	-	-	-	-	-	-	-	4,119
Interest expense	73,241	-	138	-	287	2,320	-	-	1,404	-	77,390
Amortization of deferred financing fees	3,217	-	-	-	-	263	-	-	-	-	3,480
Write-off of deferred financing fees	21	-	-	-	-	-	-	-	-	-	21
Non-cash interest related to discount on Senior Notes	1,062	-	-	-	-	-	-	-	-	-	1,062
Non-cash interest related to loss on derivatives	2,655	-	-	-	-	-	-	-	-	-	2,655
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(312)	-	-	-	-	(739)	-	-	-	-	(1,051)
Depreciation and amortization	(4,014)	-	-	-	-	(1,446)	-	-	-	-	(5,460)
Interest expense	(1,562)	-	-	-	-	(581)	-	-	-	-	(2,143)
Amortization of deferred financing fees	(160)	-	-	-	-	(66)	-	-	-	-	(226)
Non-cash interest related to loss on derivative	(31)	-	-	-	-	-	-	-	-	-	(31)
Unconsolidated joint ventures:
Depreciation and amortization	3	-	-	(3)	-	-	-	-	-	-	-
Discontinued operations:
Depreciation and amortization	3,428	(3,428)	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	28	(28)	-	-	-	-	-	-	-	-	-
Interest expense	3,269	(3,269)	-	-	-	-	-	-	-	-	-
Amortization of deferred financing fees	25	(25)	-	-	-	-	-	-	-	-	-
Write-off of deferred financing fees	42	(42)	-	-	-	-	-	-	-	-	-
EBITDA	292,658	(39,013)	81	27	723	8,522	-	(2,730)	6,797	6,476	273,541

Operations held for investment:
Amortization of deferred stock compensation	2,745	-	-	2	-	-	-	-	-	-	2,747
Non-cash straightline lease expense	2,398	-	5	-	1	380	-	-	-	-	2,784
Capital lease obligation interest - cash ground rent	-	-	-	-	-	-	-	-	(1,404)	-	(1,404)
Gain on sale of assets	(83)	-	-	-	-	-	-	-	-	-	(83)
Gain on remeasurement of equity interests	(69,230)	-	-	-	-	-	-	-	-	-	(69,230)
Impairment loss	10,862	-	-	-	-	-	-	-	-	-	10,862
Lawsuit settlement costs	1,620	-	-	-	-	-	-	-	-	-	1,620
Closing costs - completed acquisitions	3,403	-	-	-	-	-	-	-	-	-	3,403
Management fee term adjustment	-	-	-	-	-	-	-	-	-	370	370
Non-controlling interests:
Non-cash straightline lease expense	(354)	-	-	-	-	(99)	-	-	-	-	(453)
Unconsolidated joint ventures:
Amortization of deferred stock compensation	2	-	-	(2)	-	-	-	-	-	-	-
Discontinued operations:
Gain on sale of assets	(14,912)	14,912	-	-	-	-	-	-	-	-	-
Impairment loss	1,495	(1,495)	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	(18,145)	18,145	-	-	-	-	-	-	-	-	-
	(80,199)	31,562	5	-	1	281	-	-	(1,404)	370	(49,384)

Adjusted EBITDA	$212,459	$(7,451)	$86	$27	$724	$8,803	$-	$(2,730)	$5,393	$6,846	$224,157

*Footnotes on following page

APPENDIX	Page 53

Supplemental Financial Information – Unaudited August 2, 2012

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
FY 2011

	Year Ended December 31, 2011
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:	Disposition:	Acquisition:	Acquisition:
		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Royal Palm	Hyatt	Hilton Garden Inn	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Suites Time Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Note Receivable (8)	Chicago (9)	Chicago (10)	Forma (11)

Net income	$81,299	$(32,221)	$(458)	$(7)	$174	$2,986	$-	$(2,730)	$(2,407)	$2,039	$48,675
Preferred stock dividends	(27,321)	-	-	-	-	-	(2,428)	-	-	-	(29,749)
Operations held for investment:
Real estate depreciation and amortization	125,299	-	261	-	262	5,785	-	-	7,800	4,437	143,844
Amortization of lease intangibles	3,979	-	140	-	-	-	-	-	-	-	4,119
Gain on sale of assets	(83)	-	-	-	-	-	-	-	-	-	(83)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(312)	-	-	-	-	(739)	-	-	-	-	(1,051)
Real estate depreciation and amortization	(4,014)	-	-	-	-	(1,446)	-	-	-	-	(5,460)
Discontinued operations:
Real estate depreciation and amortization	3,428	(3,428)	-	-	-	-	-	-	-	-	-
Amortization of lease intangibles	28	(28)	-	-	-	-	-	-	-	-	-
Gain on sale of assets	(14,912)	14,912	-	-	-	-	-	-	-	-	-
FFO	167,391	(20,765)	(57)	(7)	436	6,586	(2,428)	(2,730)	5,393	6,476	160,295

Operations held for investment:
Write-off of deferred financing fees	21	-	-	-	-	-	-	-	-	-	21
Non-cash straightline lease expense	2,398	-	5	-	1	380	-	-	-	-	2,784
Non-cash interest related to loss on derivatives	2,655	-	-	-	-	-	-	-	-	-	2,655
Gain on remeasurement of equity interests	(69,230)	-	-	-	-	-	-	-	-	-	(69,230)
Closing costs - completed acquisitions	3,403	-	-	-	-	-	-	-	-	-	3,403
Impairment loss	10,862	-	-	-	-	-	-	-	-	-	10,862
Lawsuit settlement costs	1,620	-	-	-	-	-	-	-	-	-	1,620
Non-controlling interests:
Non-cash straightline lease expense	(354)	-	-	-	-	(99)	-	-	-	-	(453)
Non-cash interest related to loss on derivative	(31)	-	-	-	-	-	-	-	-	-	(31)
Discontinued operations:
Write-off of deferred financing fees	42	(42)	-	-	-	-	-	-	-	-	-
Impairment loss	1,495	(1,495)	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	(18,145)	18,145	-	-	-	-	-	-	-	-	-
	(65,264)	16,608	5	-	1	281	-	-	-	-	(48,369)

Adjusted FFO	$102,127	$(4,157)	$(52)	$(7)	$437	$6,867	$(2,428)	$(2,730)	$5,393	$6,476	$111,926

FFO per diluted share	$1.43										$1.37

Adjusted FFO per diluted share	$0.87										$0.95

Basic weighted average shares outstanding	117,206										117,206
Shares associated with unvested restricted stock awards	84										84
Diluted weighted average shares outstanding (12)	117,290										117,290

(1) Actual represents the Company’s ownership results for the 32 hotels in which the Company has interests as of December 31, 2011.  In accordance with the June 30, 2012 presentation, 31 hotels are classified as held for investment and one has been reclassified as discontinued operations.

(2) Discontinued Operations  represents the Company’s ownership results for the Royal Palm Miami Beach that was sold in April 2011, the Salt Lake City commercial laundry facility that was sold in July 2011, the Eugene Valley River Inn that was sold in October 2011, along with the Marriott Del Mar which has been classified as held for sale as of June 30, 2012.

(3) Acquisition: Doubletree Guest Suites Times Square represents prior ownership results for the joint venture which was acquired by the Company on January 14, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straightline lease expense.

(4) Acquisition: BuyEfficient, LLC represents prior ownership results for the joint venture which was acquired by the Company on January 21, 2011, adjusted for the Company’s pro forma depreciation expense.

(5) Acquisition: JW Marriott New Orleans represents prior ownership results for the hotel which was acquired by the Company on February 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense along with non-cash straightline lease expense.

(6) Acquisition: Hilton San Diego Bayfront represents prior ownership results for the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense plus non-cash straightline lease expense, along with its 25% non-controlling interest.

(7) Equity Offering: Preferred Stock Series D represents the dividends paid on the 4,600,000 8% cumulative redeemable preferred shares issued on April 6, 2011 .

(8) Disposition: Royal Palm Note Receivable represents interest income on the $90.0 million mortgage-secured purchase money loan which was sold in October 2011.

(9) Acquisition: Hyatt Chicago Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on June 4, 2012, adjusted for the Company’s pro forma depreciation expense and ground lease payment classified as a capital lease for accounting purposes.

(10) Acquisition: Hilton Garden Inn Chicago Downtown/Magnificent Mile represents prior ownership results for the hotel which was acquired by the Company on July 19, 2012, adjusted for the Company’s pro forma depreciation expense and management fee term adjustment.

(11) Pro Forma represents the Company’s ownership results and prior ownership results for the pro forma 33 hotel portfolio, as well as the acquisition of BuyEfficient, LLC in January 2011 along with the effects of the Equity Offering completed in April 2011 and the disposition of the Royal Palm Note Receivable sold in October 2011.

(12) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 54

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA Reconciliation

Q1 2012

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$30,620	$2,242	$450	$5,674	$2,510	$10,876	35.5%
2	Renaissance Washington DC	13,701	(1,374)	-	1,926	1,960	2,512	18.3%
3	Renaissance Orlando at SeaWorld ®	15,650	2,454	-	1,969	1,146	5,569	35.6%
4	Kahler Grand (3)	5,504	498	-	817	375	1,690	30.7%
5	Renaissance Harborplace (3)	7,047	(2,588)	-	2,028	1,296	736	10.4%
6	Renaissance Los Angeles Airport	5,677	378	-	688	-	1,066	18.8%
7	JW Marriott New Orleans	8,312	536	1	1,798	585	2,920	35.1%
8	Hilton North Houston (3)	5,919	144	-	945	478	1,567	26.5%
9	Marriott Quincy	4,830	(539)	-	1,228	-	689	14.3%
10	Doubletree Guest Suites Times Square (1)	11,949	(3,168)	1,003	1,983	1,956	1,774	14.8%
11	Hilton Times Square	10,254	(2,373)	270	2,157	1,243	1,297	12.6%
12	Fairmont Newport Beach	6,002	(440)	-	1,353	-	913	15.2%
13	Hyatt Chicago Magnificent Mile	3,813	(2,593)	-	1,950	-	(643)	-16.9%
14	Marriott Boston Long Wharf	8,171	(3,073)	-	2,153	2,486	1,566	19.2%
15	Hyatt Regency Newport Beach	6,619	242	-	656	-	898	13.6%
16	Marriott Tysons Corner	4,708	(46)	-	812	606	1,372	29.1%
17	Marriott Houston (3)	3,950	100	-	568	311	979	24.8%
18	Renaissance Long Beach	4,724	139	-	617	411	1,167	24.7%
19	Embassy Suites Chicago	3,706	(1,426)	-	879	1,047	500	13.5%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,141	(694)	-	1,109	-	415	13.2%
21	Marriott Troy	3,789	(245)	-	586	475	816	21.5%
22	Renaissance Westchester	4,002	(896)	394	386	-	(116)	-2.9%
23	Embassy Suites La Jolla	4,448	(224)	-	903	1,149	1,828	41.1%
24	Marriott Philadelphia	3,947	(208)	-	475	369	636	16.1%
25	Kahler Inn & Suites (3)	2,065	522	-	349	-	871	42.2%
26	Hilton Del Mar (3)	2,766	(181)	-	382	339	540	19.5%
27	Marriott Portland	2,775	646	-	294	-	940	33.9%
28	Doubletree Guest Suites Minneapolis	1,634	(291)	-	345	235	289	17.7%
29	Sheraton Cerritos	2,933	261	-	427	-	688	23.5%
30	Marriott Rochester (3)	2,816	249	-	562	-	811	28.8%
31	Marriott Park City	4,286	1,288	-	350	204	1,842	43.0%
32	Courtyard by Marriott Los Angeles	2,621	523	-	306	-	829	31.6%
33	Residence Inn by Marriott Rochester	902	250	-	125	-	375	41.6%

	Pro Forma Portfolio (4)	203,281	(9,887)	2,118	36,800	19,181	48,212	23.7%

	Less: Non-Comparable Hotels (5)
	Hyatt Chicago Magnificent Mile	3,813	(2,593)	-	1,950	-	(643)	-16.9%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,141	(694)	-	1,109	-	415	13.2%

	Actual Portfolio	$196,327	$(6,600)	$2,118	$33,741	$19,181	$48,440	24.7%

	*Footnotes on page 57.

APPENDIX	Page 55

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA Reconciliation

Q1 2011

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$29,876	$2,899	$450	$4,868	$2,271	$10,488	35.1%
2	Renaissance Washington DC	16,203	741	-	1,841	1,987	4,569	28.2%
3	Renaissance Orlando at SeaWorld ®	15,085	2,406	-	1,838	1,159	5,403	35.8%
4	Kahler Grand	5,493	288	-	738	380	1,406	25.6%
5	Renaissance Harborplace	7,539	(2,389)	-	2,003	1,370	984	13.1%
6	Renaissance Los Angeles Airport	5,293	44	-	709	-	753	14.2%
7	JW Marriott New Orleans	7,229	626	1	1,148	573	2,348	32.5%
8	Hilton North Houston	5,318	(323)	-	816	479	972	18.3%
9	Marriott Quincy	4,075	(857)	-	1,105	-	248	6.1%
10	Doubletree Guest Suites Times Square (1)	11,448	(2,582)	1,045	2,039	1,023	1,525	13.3%
11	Hilton Times Square	9,404	(2,578)	352	2,333	1,238	1,345	14.3%
12	Fairmont Newport Beach	6,054	(560)	-	1,378	-	818	13.5%
13	Hyatt Chicago Magnificent Mile	3,322	(2,766)	-	1,950	-	(816)	-24.6%
14	Marriott Boston Long Wharf	6,522	(3,624)	-	1,960	2,459	795	12.2%
15	Hyatt Regency Newport Beach	6,235	367	-	680	-	1,047	16.8%
16	Marriott Tysons Corner	4,325	(240)	-	687	615	1,062	24.6%
17	Marriott Houston	2,905	(479)	-	424	315	260	9.0%
18	Renaissance Long Beach	4,849	275	-	600	416	1,291	26.6%
19	Embassy Suites Chicago (3)	3,431	(2,005)	-	818	1,053	(134)	-3.9%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,710	(840)	-	1,109	-	269	9.9%
21	Marriott Troy	3,332	(536)	-	562	482	508	15.2%
22	Renaissance Westchester	3,406	(367)	-	294	-	(73)	-2.1%
23	Embassy Suites La Jolla	4,194	(496)	-	954	1,157	1,615	38.5%
24	Marriott Philadelphia	3,584	(335)	-	448	374	487	13.6%
25	Kahler Inn & Suites	1,793	456	-	228	-	684	38.1%
26	Hilton Del Mar	2,695	(224)	-	359	343	478	17.7%
27	Marriott Portland	2,411	342	-	282	-	624	25.9%
28	Doubletree Guest Suites Minneapolis	1,230	(425)	-	236	238	49	4.0%
29	Sheraton Cerritos	2,100	(142)	-	375	-	233	11.1%
30	Marriott Rochester	2,434	71	-	484	-	555	22.8%
31	Marriott Park City	4,485	1,408	-	293	207	1,908	42.5%
32	Courtyard by Marriott Los Angeles	2,031	329	-	174	-	503	24.8%
33	Residence Inn by Marriott Rochester	964	283	-	139	-	422	43.8%

	Pro Forma Portfolio (7)	191,975	(11,233)	1,848	33,872	18,139	42,626	22.2%

	Less: Non-Comparable Hotels (5)
	Hyatt Chicago Magnificent Mile	3,322	(2,766)	-	1,950	-	(816)
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,710	(840)	-	1,109	-	269	9.9%

	Comparable Portfolio	185,943	(7,627)	1,848	30,813	18,139	43,173	23.2%

	Prior Ownership Results (8)
	Doubletree Guest Suites Times Square (1)	1,560	(458)	145	261	138	86	5.5%
	JW Marriott New Orleans	3,277	174	1	262	287	724	22.1%
	Hilton San Diego Bayfront (1)	29,875	2,899	450	4,868	2,271	10,488	35.1%

	Actual Portfolio	$151,231	$(10,242)	$1,252	$25,422	$15,443	$31,875	21.1%

	*Footnotes on page 57.

APPENDIX	Page 56

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended March 31, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and $0.4 million in management transition costs at the Renaissance Westchester.

(3)

Hotel EBITDA for the first quarter of 2012 is impacted by a total of $0.3 million in property tax credits received at the following hotels: Hilton Del Mar $65,000; Hilton North Houston $56,000; Kahler Grand $44,000; Kahler Inn & Suites $15,000; Marriott Houston $43,000; Marriott Rochester $10,000; and Renaissance Harborplace $106,000. Hotel EBITDA for the first quarter of 2011 is impacted by a $315,000 property tax assessment received at the Embassy Suites Chicago.

(4)

Pro Forma Portfolio for the three months ended March 31, 2012 includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year. Includes prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(5)

Non-Comparable Hotels include prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile which is currently experiencing material and prolonged business interruption due to rebranding and renovation, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile due to its acquisition date subsequent to June 30, 2012.

(6)

Other Adjustments for the three months ended March 31, 2011 include: a total of $1.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and $0.1 million in management transition costs at the Hilton Times Square.

(7)

Pro Forma Portfolio for the three months ended March 31, 2011 includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year. Includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(8)

Includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011 and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

APPENDIX	Page 57

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA Reconciliation

Q2 2012

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2012
	(In thousands)	Total Revenues	Net Income / (Loss)	Plus: Other Adjustments (2)	Plus: Depreciation	Plus: Interest Expense	Equals: Hotel EBITDA	Hotel EBITDA Margins
1	Hilton San Diego Bayfront (1) (3)	$30,860	$1,250	$450	$5,683	$2,490	$9,873	32.0%
2	Renaissance Washington DC	20,099	3,219	-	1,954	1,953	7,126	35.5%
3	Renaissance Orlando at SeaWorld ®	13,740	1,256	-	1,938	1,140	4,334	31.5%
4	Kahler Grand	6,017	782	-	832	373	1,987	33.0%
5	Renaissance Harborplace	11,299	403	-	1,985	1,286	3,674	32.5%
6	Renaissance Los Angeles Airport	5,668	383	-	702	-	1,085	19.1%
7	JW Marriott New Orleans	8,767	823	1	1,804	763	3,391	38.7%
8	Hilton North Houston	5,656	(226)	-	953	476	1,203	21.3%
9	Marriott Quincy	6,999	1,047	-	1,163	-	2,210	31.6%
10	Doubletree Guest Suites Times Square (1)	17,438	1,533	1,000	1,969	2,097	6,599	37.8%
11	Hilton Times Square	14,321	1,296	270	2,183	1,242	4,991	34.9%
12	Fairmont Newport Beach	6,408	(103)	-	1,349	-	1,246	19.4%
13	Hyatt Chicago Magnificent Mile	7,132	112	143	1,950	-	2,205	30.9%
14	Marriott Boston Long Wharf	12,167	401	-	2,053	2,486	4,940	40.6%
15	Hyatt Regency Newport Beach	7,757	888	-	656	-	1,544	19.9%
16	Marriott Tysons Corner	5,764	695	-	806	602	2,103	36.5%
17	Marriott Houston	3,950	137	-	584	309	1,030	26.1%
18	Renaissance Long Beach	5,207	837	-	606	138	1,581	30.4%
19	Embassy Suites Chicago (3)	7,031	1,630	-	877	1,042	3,549	50.5%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,057	1,462	-	1,109	-	2,571	42.4%
21	Marriott Troy	4,134	(44)	-	586	472	1,014	24.5%
22	Renaissance Westchester	5,335	276	72	372	-	720	13.5%
23	Embassy Suites La Jolla (3)	4,815	342	-	906	1,146	2,394	49.7%
24	Marriott Philadelphia	4,679	408	-	479	366	1,253	26.8%
25	Kahler Inn & Suites	2,098	505	-	350	-	855	40.8%
26	Hilton Del Mar	2,359	(454)	-	441	336	323	13.7%
27	Marriott Portland	3,400	1,090	-	294	-	1,384	40.7%
28	Doubletree Guest Suites Minneapolis (3)	2,431	434	-	350	234	1,018	41.9%
29	Sheraton Cerritos	2,962	296	-	421	-	717	24.2%
30	Marriott Rochester	3,606	808	-	566	-	1,374	38.1%
31	Marriott Park City	1,554	(590)	-	371	203	(16)	-1.0%
32	Courtyard by Marriott Los Angeles	2,764	630	-	309	-	939	34.0%
33	Residence Inn by Marriott Rochester	951	312	-	124	-	436	45.8%

	Pro Forma Portfolio (4)	243,425	21,838	1,936	36,725	19,154	79,653	32.7%

	Less: Non-Comparable Hotels (5)
	Hyatt Chicago Magnificent Mile	7,132	112	143	1,950	-	2,205	30.9%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,057	1,462	-	1,109	-	2,571	42.4%

	Comparable Portfolio	230,236	20,264	1,793	33,666	19,154	74,877	32.5%

	Add: Non-comparable Hotel (6)
	Hyatt Chicago Magnificent Mile	2,657	314	143	587	-	1,044	39.3%

	Actual Portfolio	$232,893	$20,578	$1,936	$34,253	$19,154	$75,921	32.6%

	*Footnotes on page 60.

APPENDIX	Page 58

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA Reconciliation

Q2 2011

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2011
		Total Revenues	Net Income / (Loss)	Plus: Other Adjustments (7)	Plus: Depreciation	Plus: Interest Expense	Equals: Hotel EBITDA	Hotel EBITDA Margins
1	Hilton San Diego Bayfront (1)	$27,981	$1,086	$449	$5,652	$2,435	$9,622	34.4%
2	Renaissance Washington DC (3)	19,267	3,575	-	1,884	1,981	7,440	38.6%
3	Renaissance Orlando at SeaWorld ® (3)	10,945	(232)	-	1,884	1,166	2,818	25.7%
4	Kahler Grand (3)	6,407	1,007	-	793	382	2,182	34.1%
5	Renaissance Harborplace (3)	11,072	437	-	2,011	1,307	3,755	33.9%
6	Renaissance Los Angeles Airport	5,172	211	-	717	-	928	17.9%
7	JW Marriott New Orleans	7,894	(212)	3	1,774	1,439	3,004	38.1%
8	Hilton North Houston (3)	4,963	(328)	-	819	483	974	19.6%
9	Marriott Quincy	6,333	546	-	1,117	-	1,663	26.3%
10	Doubletree Guest Suites Times Square (1) (3)	16,538	2,210	967	2,070	951	6,198	37.5%
11	Hilton Times Square	13,084	117	269	2,109	1,247	3,742	28.6%
12	Fairmont Newport Beach (3)	6,429	220	-	1,370	-	1,590	24.7%
13	Hyatt Chicago Magnificent Mile	7,522	335	-	1,950	-	2,285	30.4%
14	Marriott Boston Long Wharf	10,656	(491)	-	1,964	2,486	3,959	37.2%
15	Hyatt Regency Newport Beach (3)	7,644	767	-	679	-	1,446	18.9%
16	Marriott Tysons Corner	6,191	973	-	771	618	2,362	38.2%
17	Marriott Houston (3)	3,520	(232)	-	508	317	593	16.8%
18	Renaissance Long Beach	4,692	166	-	604	419	1,189	25.3%
19	Embassy Suites Chicago (3)	6,871	2,123	-	882	1,064	4,069	59.2%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,445	1,166	-	1,109	-	2,275	41.8%
21	Marriott Troy	3,692	(263)	-	574	484	795	21.5%
22	Renaissance Westchester (3)	5,048	333	-	300	-	633	12.5%
23	Embassy Suites La Jolla (3)	4,502	(196)	-	913	1,159	1,876	41.7%
24	Marriott Philadelphia	4,913	665	-	457	375	1,497	30.5%
25	Kahler Inn & Suites	1,725	365	-	289	-	654	37.9%
26	Hilton Del Mar	2,974	(19)	-	363	345	689	23.2%
27	Marriott Portland (3)	3,113	1,013	-	285	-	1,298	41.7%
28	Doubletree Guest Suites Minneapolis	2,371	265	-	301	240	806	34.0%
29	Sheraton Cerritos	2,802	348	-	417	-	765	27.3%
30	Marriott Rochester (3)	2,949	548	-	520	-	1,068	36.2%
31	Marriott Park City	1,229	(689)	-	320	208	(161)	-13.1%
32	Courtyard by Marriott Los Angeles	1,991	164	-	244	-	408	20.5%
33	Residence Inn by Marriott Rochester	978	321	-	136	-	457	46.7%

	Pro Forma Portfolio (8)	226,913	16,299	1,688	35,786	19,106	72,879	32.1%

	Less: Non-Comparable Hotels (5)
	Hyatt Chicago Magnificent Mile	7,522	335	-	1,950	-	2,285
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,445	1,166	-	1,109	-	2,275	41.8%

	Comparable Portfolio	213,946	14,798	1,688	32,727	19,106	68,319	31.9%

	Prior Ownership Results (9)
	Hilton San Diego Bayfront (1)	4,064	87	(70)	917	312	1,246	30.7%

	Actual Portfolio	$209,882	$14,711	$1,758	$31,810	$18,794	$67,073	32.0%

	*Footnotes on page 60.

APPENDIX	Page 59

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended June 30, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.1 million in management transition costs at the Renaissance Westchester; and $0.1 million in management transition costs at the Hyatt Chicago Magnificent Mile.

(3)

Hotel EBITDA for the second quarter of 2012 is impacted by a total $(0.1) million in property tax (assessments) net of credits received at the following hotels: Doubletree Guest Suites Minneapolis $60,000; Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; and Hilton San Diego Bayfront $(1,061,000). Hotel EBITDA for the second quarter of 2011 is impacted by a total $0.9 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $492,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Kahler Grand $(1,000); Marriott Houston $(33,000); Marriott Portland $48,000; Marriott Rochester $(2,000); Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

(4)

Pro Forma Portfolio for the three months ended June 30, 2012 includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year. Includes prior ownership results, the Company’s results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and prior ownership results and the Company’s pro forma depreciation expense for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(5)

Non-Comparable Hotels include prior ownership results, the Company’s results as applicable and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile which is currently experiencing material and prolonged business interruption due to rebranding and renovation, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile due to its acquisition date subsequent to June 30, 2012.

(6)

Includes the Company’s ownership results for the Hyatt Chicago Magnificent Mile which has been classified as non-comparable as of June 30, 2012 because the hotel is currently experiencing material and prolonged business interruption due to rebranding and renovation.

(7)

Other Adjustments for the three months ended June 30, 2011 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(8)

Pro Forma Portfolio for the three months ended June 30, 2011 includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year. Includes prior ownership results and the Company’s pro forma adjustments related to non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(9)

Includes prior ownership results and the Company’s pro forma adjustments related to non-cash straightline lease expense, interest expense and depreciation expense for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

APPENDIX	Page 60

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA Reconciliation

YTD 2012

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2012
	(In thousands)	Total Revenues	Net Income / (Loss)	Plus: Other Adjustments (2)	Plus: Depreciation	Plus: Interest Expense	Equals: Hotel EBITDA	Hotel EBITDA Margins
1	Hilton San Diego Bayfront (1) (3)	$61,480	$3,492	$900	$11,357	$5,000	$20,749	33.7%
2	Renaissance Washington DC	33,800	1,845	-	3,880	3,913	9,638	28.5%
3	Renaissance Orlando at SeaWorld ®	29,390	3,710	-	3,907	2,286	9,903	33.7%
4	Kahler Grand (3)	11,521	1,280	-	1,649	748	3,677	31.9%
5	Renaissance Harborplace (3)	18,346	(2,185)	-	4,013	2,582	4,410	24.0%
6	Renaissance Los Angeles Airport	11,345	761	-	1,390	-	2,151	19.0%
7	JW Marriott New Orleans	17,079	1,359	2	3,602	1,348	6,311	37.0%
8	Hilton North Houston (3)	11,575	(82)	-	1,898	954	2,770	23.9%
9	Marriott Quincy	11,829	508	-	2,391	-	2,899	24.5%
10	Doubletree Guest Suites Times Square (1)	29,387	(1,635)	2,003	3,952	4,053	8,373	28.5%
11	Hilton Times Square	24,575	(1,077)	540	4,340	2,485	6,288	25.6%
12	Fairmont Newport Beach	12,410	(543)	-	2,702	-	2,159	17.4%
13	Hyatt Chicago Magnificent Mile	10,945	(2,481)	143	3,900	-	1,562	14.3%
14	Marriott Boston Long Wharf	20,338	(2,672)	-	4,206	4,972	6,506	32.0%
15	Hyatt Regency Newport Beach	14,376	1,130	-	1,312	-	2,442	17.0%
16	Marriott Tysons Corner	10,472	649	-	1,618	1,208	3,475	33.2%
17	Marriott Houston (3)	7,900	237	-	1,152	620	2,009	25.4%
18	Renaissance Long Beach	9,931	976	-	1,223	549	2,748	27.7%
19	Embassy Suites Chicago (3)	10,737	204	-	1,756	2,089	4,049	37.7%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	9,198	768	-	2,218	-	2,986	32.5%
21	Marriott Troy	7,923	(289)	-	1,172	947	1,830	23.1%
22	Renaissance Westchester	9,337	(620)	466	758	-	604	6.5%
23	Embassy Suites La Jolla (3)	9,263	118	-	1,809	2,295	4,222	45.6%
24	Marriott Philadelphia	8,626	200	-	954	735	1,889	21.9%
25	Kahler Inn & Suites (3)	4,163	1,027	-	699	-	1,726	41.5%
26	Hilton Del Mar (3)	5,125	(635)	-	823	675	863	16.8%
27	Marriott Portland	6,175	1,736	-	588	-	2,324	37.6%
28	Doubletree Guest Suites Minneapolis (3)	4,065	143	-	695	469	1,307	32.2%
29	Sheraton Cerritos	5,895	557	-	848	-	1,405	23.8%
30	Marriott Rochester (3)	6,422	1,057	-	1,128	-	2,185	34.0%
31	Marriott Park City	5,840	698	-	721	407	1,826	31.3%
32	Courtyard by Marriott Los Angeles	5,385	1,153	-	615	-	1,768	32.8%
33	Residence Inn by Marriott Rochester	1,853	562	-	249	-	811	43.8%

	Pro Forma Portfolio (4)	446,706	11,951	4,054	73,525	38,335	127,865	28.6%

	Less: Non-Comparable Hotels (5)
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	9,198	768	-	2,218	-	2,986	32.5%
	Hyatt Chicago Magnificent Mile	10,945	(2,481)	143	3,900	-	1,562	14.3%

	Comparable Portfolio	426,563	13,664	3,911	67,407	38,335	123,317	28.9%

	Add: Non-comparable Hotel (6)
	Hyatt Chicago Magnificent Mile	2,657	314	143	587	-	1,044	39.3%

	Actual Portfolio	$429,220	$13,978	$4,054	$67,994	$38,335	$124,361	29.0%

	*Footnotes on page 63.

APPENDIX	Page 61

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA Reconciliation

YTD 2011

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2011
		Total Revenues	Net Income / (Loss)	Plus: Other Adjustments (7)	Plus: Depreciation	Plus: Interest Expense	Equals: Hotel EBITDA	Hotel EBITDA Margins
1	Hilton San Diego Bayfront (1)	$57,857	$3,985	$899	$10,520	$4,706	$20,110	34.8%
2	Renaissance Washington DC (3)	35,470	4,316	-	3,725	3,968	12,009	33.9%
3	Renaissance Orlando at SeaWorld ® (3)	26,030	2,174	-	3,722	2,325	8,221	31.6%
4	Kahler Grand (3)	11,900	1,295	-	1,531	762	3,588	30.2%
5	Renaissance Harborplace (3)	18,611	(1,952)	-	4,014	2,677	4,739	25.5%
6	Renaissance Los Angeles Airport	10,465	255	-	1,426	-	1,681	16.1%
7	JW Marriott New Orleans	15,123	414	4	2,922	2,012	5,352	35.4%
8	Hilton North Houston (3)	10,281	(651)	-	1,635	962	1,946	18.9%
9	Marriott Quincy	10,408	(311)	-	2,222	-	1,911	18.4%
10	Doubletree Guest Suites Times Square (1)	27,986	(372)	2,012	4,109	1,974	7,723	27.6%
11	Hilton Times Square	22,488	(2,461)	621	4,442	2,485	5,087	22.6%
12	Fairmont Newport Beach (3)	12,483	(340)	-	2,748	-	2,408	19.3%
13	Hyatt Chicago Magnificent Mile	10,844	(2,431)	-	3,900	-	1,469	13.5%
14	Marriott Boston Long Wharf	17,178	(4,115)	-	3,924	4,945	4,754	27.7%
15	Hyatt Regency Newport Beach (3)	13,879	1,134	-	1,359	-	2,493	18.0%
16	Marriott Tysons Corner	10,516	733	-	1,458	1,233	3,424	32.6%
17	Marriott Houston (3)	6,425	(711)	-	932	632	853	13.3%
18	Renaissance Long Beach	9,541	441	-	1,204	835	2,480	26.0%
19	Embassy Suites Chicago (3)	10,302	118	-	1,700	2,117	3,935	38.2%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	8,155	326	-	2,218	-	2,544	31.2%
21	Marriott Troy	7,024	(799)	-	1,136	966	1,303	18.6%
22	Renaissance Westchester (3)	8,454	(34)	-	594	-	560	6.6%
23	Embassy Suites La Jolla (3)	8,696	(692)	-	1,867	2,316	3,491	40.1%
24	Marriott Philadelphia	8,497	330	-	905	749	1,984	23.3%
25	Kahler Inn & Suites	3,518	821	-	517	-	1,338	38.0%
26	Hilton Del Mar	5,669	(243)	-	722	688	1,167	20.6%
27	Marriott Portland (3)	5,524	1,355	-	567	-	1,922	34.8%
28	Doubletree Guest Suites Minneapolis	3,601	(160)	-	537	478	855	23.7%
29	Sheraton Cerritos	4,902	206	-	792	-	998	20.4%
30	Marriott Rochester (3)	5,383	619	-	1,004	-	1,623	30.2%
31	Marriott Park City	5,714	719	-	613	415	1,747	30.6%
32	Courtyard by Marriott Los Angeles	4,022	493	-	418	-	911	22.7%
33	Residence Inn by Marriott Rochester	1,942	604	-	275	-	879	45.3%

	Pro Forma Portfolio (8)	418,888	5,066	3,536	69,658	37,245	115,505	27.6%

	Less: Non-Comparable Hotels (5)
	Hyatt Chicago Magnificent Mile	10,844	(2,431)	-	3,900	-	1,469
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	8,155	326	-	2,218	-	2,544	31.2%

	Comparable Portfolio	399,889	7,171	3,536	63,540	37,245	111,492	27.9%

	Prior Ownership Results (9)
	Doubletree Guest Suites Times Square (1)	1,560	(458)	145	261	138	86	5.5%
	JW Marriott New Orleans	3,277	174	1	262	287	724	22.1%
	Hilton San Diego Bayfront (1)	33,939	2,986	380	5,785	2,583	11,734	34.6%

	Actual Portfolio	$361,113	$4,469	$3,010	$57,232	$34,237	$98,948	27.4%

	*Footnotes on page 63.

APPENDIX	Page 62

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the six months ended June 30, 2012 include: a total of $2.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $1.4 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $0.5 million in management transition costs at the Renaissance Westchester; and $0.1 million in management transition costs at the Hyatt Chicago Magnificent Mile.

(3)

Hotel EBITDA for the first six months of 2012 is impacted by a total of $0.3 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Minneapolis $60,000; Embassy Suites Chicago $611,000; Embassy Suites La Jolla $301,000; Hilton Del Mar $65,000; Hilton North Houston $56,000; Hilton San Diego Bayfront $(1,061,000); Kahler Grand $44,000; Kahler Inn & Suites $15,000; Marriott Houston $43,000; Marriott Rochester $10,000; and Renaissance Harborplace $106,000. Hotel EBITDA for the first six months of 2011 is impacted by a total of $0.6 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $177,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Kahler Grand $(1,000); Marriott Houston $(33,000); Marriott Portland $48,000; Marriott Rochester $(2,000); Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

(4)

Pro Forma Portfolio for the six months ended June 30, 2012 includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year. Includes prior ownership results, the Company’s results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and prior ownership results and the Company’s pro forma depreciation expense for the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(5)

Non-Comparable Hotels include prior ownership results, the Company’s results as applicable and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile which is currently experiencing material and prolonged business interruption due to rebranding and renovation, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile due to its acquisition date subsequent to June 30, 2012.

(6)

Includes the Company’s ownership results for the Hyatt Chicago Magnificent Mile which has been classified as non-comparable as of June 30, 2012 because the hotel is currently experiencing material and prolonged business interruption due to rebranding and renovation.

(7)

Other Adjustments for the six months ended June 30, 2011 include: a total of $2.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; a total of $1.4 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $0.1 million in management company transition costs at the Hilton Times Square.

(8)

Pro Forma Portfolio for the six months ended June 30, 2011 includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year. Includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(9)

Includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011 and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

APPENDIX	Page 63

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA Reconciliation

Q3 2011

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$26,733	$(126)	$450	$5,657	$2,434	$8,415	31.5%
2	Renaissance Washington DC	13,944	(1,062)	-	1,903	1,974	2,815	20.2%
3	Renaissance Orlando at SeaWorld ®	8,028	(2,725)	-	1,935	1,172	382	4.8%
4	Kahler Grand	6,262	741	-	800	384	1,925	30.7%
5	Renaissance Harborplace	9,350	(860)	-	2,014	1,330	2,484	26.6%
6	Renaissance Los Angeles Airport	5,329	209	-	724	-	933	17.5%
7	JW Marriott New Orleans	5,413	(2,767)	(1)	1,778	1,667	677	12.5%
8	Hilton North Houston	3,819	(843)	-	888	487	532	13.9%
9	Marriott Quincy	6,676	575	-	1,183	-	1,758	26.3%
10	Doubletree Guest Suites Times Square (1)	17,485	2,218	1,004	2,071	948	6,241	35.7%
11	Hilton Times Square	13,676	370	269	2,154	1,258	4,051	29.6%
12	Fairmont Newport Beach	6,360	(172)	-	1,360	-	1,188	18.7%
13	Hyatt Chicago Magnificent Mile	6,908	283	-	1,950	-	2,233	32.3%
14	Marriott Boston Long Wharf	10,973	(635)	-	2,015	2,514	3,894	35.5%
15	Hyatt Regency Newport Beach	8,996	1,314	-	658	-	1,972	21.9%
16	Marriott Tysons Corner	4,773	(154)	-	800	620	1,266	26.5%
17	Marriott Houston	3,012	(280)	-	556	319	595	19.8%
18	Renaissance Long Beach	4,275	(111)	-	607	421	917	21.5%
19	Embassy Suites Chicago	6,744	830	-	865	1,068	2,763	41.0%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,254	990	-	1,110	-	2,100	40.0%
21	Marriott Troy	3,691	(241)	-	578	486	823	22.3%
22	Renaissance Westchester	4,383	127	-	343	-	470	10.7%
23	Embassy Suites La Jolla	5,392	347	-	895	1,156	2,398	44.5%
24	Marriott Philadelphia	3,972	(145)	-	460	377	692	17.4%
25	Kahler Inn & Suites	1,931	401	-	331	-	732	37.9%
26	Hilton Del Mar	3,851	515	-	378	347	1,240	32.2%
27	Marriott Portland	3,643	1,342	-	287	-	1,629	44.7%
28	Doubletree Guest Suites Minneapolis	2,697	457	-	345	241	1,043	38.7%
29	Sheraton Cerritos	2,746	193	-	422	-	615	22.4%
30	Marriott Rochester	3,409	712	-	548	-	1,260	37.0%
31	Marriott Park City	1,838	(348)	-	325	209	186	10.1%
32	Courtyard by Marriott Los Angeles	2,561	509	-	299	-	808	31.6%
33	Residence Inn by Marriott Rochester	923	283	-	126	-	409	44.3%

	Pro Forma Portfolio (3)	215,047	1,947	1,722	36,365	19,412	59,446	27.6%

	Less: Non-Comparable Hotels (4)
	Hyatt Chicago Magnificent Mile	6,908	283	-	1,950	-	2,233	32.3%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,254	990	-	1,110	-	2,100	40.0%

	Actual Portfolio	$202,885	$674	$1,722	$33,305	$19,412	$55,113	27.2%

	*Footnotes on page 65.

APPENDIX	Page 64

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended September 30, 2011 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Pro Forma Portfolio for the three months ended September 30, 2011 includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year. Includes prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(4)

Non-Comparable Hotels include prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile which is currently experiencing material and prolonged business interruption due to rebranding and renovation, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile due to its acquisition date subsequent to June 30, 2012.

APPENDIX	Page 65

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA Reconciliation

Q4 2011

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$27,554	$398	$450	$5,663	$2,455	$8,966	32.5%
2	Renaissance Washington DC	21,969	2,953	-	1,904	1,967	6,824	31.1%
3	Renaissance Orlando at SeaWorld ®	14,216	365	-	1,951	1,166	3,482	24.5%
4	Kahler Grand	5,372	383	-	807	382	1,572	29.3%
5	Renaissance Harborplace	12,621	242	-	2,015	1,320	3,577	28.3%
6	Renaissance Los Angeles Airport	6,566	311	-	735	-	1,046	15.9%
7	JW Marriott New Orleans	9,209	217	1	1,784	587	2,589	28.1%
8	Hilton North Houston	5,294	(625)	-	944	485	804	15.2%
9	Marriott Quincy	8,656	1,100	-	1,220	-	2,320	26.8%
10	Doubletree Guest Suites Times Square (1)	20,522	3,439	1,004	2,131	2,401	8,975	43.7%
11	Hilton Times Square	15,618	2,219	270	2,363	1,257	6,109	39.1%
12	Fairmont Newport Beach	5,336	(924)	-	1,351	-	427	8.0%
13	Hyatt Chicago Magnificent Mile	6,253	(259)	-	1,950	-	1,691	27.0%
14	Marriott Boston Long Wharf	13,242	(297)	-	2,148	2,513	4,364	33.0%
15	Hyatt Regency Newport Beach	6,002	30	-	657	-	687	11.4%
16	Marriott Tysons Corner	7,130	933	-	812	617	2,362	33.1%
17	Marriott Houston	3,048	(625)	-	562	316	253	8.3%
18	Renaissance Long Beach	5,467	131	-	610	418	1,159	21.2%
19	Embassy Suites Chicago	5,841	(509)	-	874	1,064	1,429	24.5%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	4,837	723	-	1,109	-	1,832	37.9%
21	Marriott Troy	5,503	310	-	586	484	1,380	25.1%
22	Renaissance Westchester	6,127	396	-	375	-	771	12.6%
23	Embassy Suites La Jolla	4,047	(460)	-	900	1,152	1,592	39.3%
24	Marriott Philadelphia	6,030	723	-	468	375	1,566	26.0%
25	Kahler Inn & Suites	1,859	402	-	344	-	746	40.1%
26	Hilton Del Mar	2,482	(314)	-	385	344	415	16.7%
27	Marriott Portland	2,983	814	-	290	-	1,104	37.0%
28	Doubletree Guest Suites Minneapolis	2,075	58	-	352	239	649	31.3%
29	Sheraton Cerritos	2,774	331	-	425	-	756	27.3%
30	Marriott Rochester	3,083	489	-	556	-	1,045	33.9%
31	Marriott Park City	1,665	(427)	-	342	207	122	7.3%
32	Courtyard by Marriott Los Angeles	2,315	156	-	306	-	462	20.0%
33	Residence Inn by Marriott Rochester	854	253	-	126	-	379	44.4%

	Pro Forma Portfolio (3)	246,550	12,936	1,725	37,045	19,749	71,455	29.0%

	Less: Non-Comparable Hotels (4)
	Hyatt Chicago Magnificent Mile	6,253	(259)	-	1,950	-	1,691	27.0%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	4,837	723	-	1,109	-	1,832	37.9%

	Actual Portfolio	$235,460	$12,472	$1,725	$33,986	$19,749	$67,932	28.9%

	*Footnotes on page 67.

APPENDIX	Page 66

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended December 31, 2011 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square, and JW Marriott New Orleans; and a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Pro Forma Portfolio for the three months ended December 31, 2011 includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year. Includes prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(4)

Non-Comparable Hotels include prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile which is currently experiencing material and prolonged business interruption due to rebranding and renovation, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile due to its acquisition date subsequent to June 30, 2012.

APPENDIX	Page 67

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA Reconciliation

FY 2011

	Hotels sorted by number of rooms	For the Year Ended December 31, 2011
		Total Revenues	Net Income / (Loss)	Plus: Other Adjustments (2)	Plus: Depreciation	Plus: Interest Expense	Equals: Hotel EBITDA	Hotel EBITDA Margins
1	Hilton San Diego Bayfront (1)	$112,144	$4,257	$1,799	$21,840	$9,595	$37,491	33.4%
2	Renaissance Washington DC (3)	71,384	6,207	-	7,532	7,909	21,648	30.3%
3	Renaissance Orlando at SeaWorld ® (3)	48,273	(186)	-	7,608	4,663	12,085	25.0%
4	Kahler Grand (3)	23,534	2,419	-	3,138	1,528	7,085	30.1%
5	Renaissance Harborplace (3)	40,582	(2,570)	-	8,043	5,327	10,800	26.6%
6	Renaissance Los Angeles Airport (3)	22,360	775	-	2,885	-	3,660	16.4%
7	JW Marriott New Orleans	29,745	(2,136)	4	6,484	4,266	8,618	29.0%
8	Hilton North Houston (3)	19,394	(2,119)	-	3,467	1,934	3,282	16.9%
9	Marriott Quincy	25,740	1,364	-	4,625	-	5,989	23.3%
10	Doubletree Guest Suites Times Square (1)	65,993	5,285	4,020	8,311	5,323	22,939	34.8%
11	Hilton Times Square	51,782	128	1,160	8,959	5,000	15,247	29.4%
12	Fairmont Newport Beach (3)	24,179	(1,436)	-	5,459	-	4,023	16.6%
13	Hyatt Chicago Magnificent Mile	24,005	(2,407)	-	7,800	-	5,393	22.5%
14	Marriott Boston Long Wharf	41,393	(5,047)	-	8,087	9,972	13,012	31.4%
15	Hyatt Regency Newport Beach (3)	28,877	2,478	-	2,674	-	5,152	17.8%
16	Marriott Tysons Corner	22,419	1,512	-	3,070	2,470	7,052	31.5%
17	Marriott Houston (3)	12,485	(1,616)	-	2,050	1,267	1,701	13.6%
18	Renaissance Long Beach	19,283	461	-	2,421	1,674	4,556	23.6%
19	Embassy Suites Chicago (3)	22,887	439	-	3,439	4,249	8,127	35.5%
20	Hilton Garden Inn Chicago Downtown/Magnificent Mile	18,246	2,039	-	4,437	-	6,476	35.5%
21	Marriott Troy	16,218	(730)	-	2,300	1,936	3,506	21.6%
22	Renaissance Westchester (3)	18,964	489	-	1,312	-	1,801	9.5%
23	Embassy Suites La Jolla (3)	18,135	(805)	-	3,662	4,624	7,481	41.3%
24	Marriott Philadelphia	18,499	908	-	1,833	1,501	4,242	22.9%
25	Kahler Inn & Suites	7,308	1,624	-	1,192	-	2,816	38.5%
26	Hilton Del Mar	12,002	(42)	-	1,485	1,379	2,822	23.5%
27	Marriott Portland (3)	12,150	3,511	-	1,144	-	4,655	38.3%
28	Doubletree Guest Suites Minneapolis	8,373	355	-	1,234	958	2,547	30.4%
29	Sheraton Cerritos	10,422	730	-	1,639	-	2,369	22.7%
30	Marriott Rochester (3)	11,875	1,820	-	2,108	-	3,928	33.1%
31	Marriott Park City	9,217	(56)	-	1,280	831	2,055	22.3%
32	Courtyard by Marriott Los Angeles	8,898	1,158	-	1,023	-	2,181	24.5%
33	Residence Inn by Marriott Rochester	3,719	1,140	-	527	-	1,667	44.8%

	Pro Forma Portfolio (4)	880,485	19,949	6,983	143,068	76,406	246,406	28.0%

	Less: Non-Comparable Hotels (5)
	Hyatt Chicago Magnificent Mile	24,005	(2,407)	-	7,800	-	5,393	22.5%
	Hilton Garden Inn Chicago Downtown/Magnificent Mile	18,246	2,039	-	4,437	-	6,476	35.5%

	Comparable Portfolio	838,234	20,317	6,983	130,831	76,406	234,537	28.0%

	Prior Ownership Results (6)
	Doubletree Guest Suites Times Square (1)	1,560	(458)	145	261	138	86	5.5%
	JW Marriott New Orleans	3,277	174	1	262	287	724	22.1%
	Hilton San Diego Bayfront (1)	33,939	2,986	380	5,785	2,583	11,734	34.6%

	Actual Portfolio	$799,458	$17,615	$6,457	$124,523	$73,398	$221,993	27.8%

	*Footnotes on page 69.

APPENDIX	Page 68

Supplemental Financial Information – Unaudited August 2, 2012

Property-Level EBITDA Reconciliation

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the year ended December 31, 2011 include: a total of $4.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square, and JW Marriott New Orleans; a total of $2.8 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $0.1 million in management company transition costs at the Hilton Times Square.

(3)

Hotel EBITDA for the year ended December 31, 2011 is impacted by a total of $0.6 million in property tax credits net of (assessments) received at the following hotels: Doubletree Guest Suites Times Square $(112,000); Embassy Suites Chicago $177,000; Embassy Suites La Jolla $2,000; Fairmont Newport Beach $485,000; Hilton North Houston $123,000; Hyatt Regency Newport Beach $31,000; Kahler Grand $(1,000); Marriott Houston $(33,000); Marriott Portland $48,000; Marriott Rochester $(2,000); Renaissance Harborplace $157,000; Renaissance Orlando at SeaWorld ® $(9,000); Renaissance Washington DC $(54,000); and Renaissance Westchester $(212,000).

(4)

Pro Forma Portfolio for the year ended December 31, 2011 includes all hotels in which the Company has interests as of June 30, 2012 except the Marriott Del Mar, which has been classified as held for sale as of June 30, 2012 due to its probable sale within the next year. Includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense as applicable for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, the Hilton San Diego Bayfront acquired by the Company on April 15, 2011, the Hyatt Chicago Magnificent Mile acquired by the Company on June 4, 2012, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile acquired by the Company on July 19, 2012.

(5)

Non-Comparable Hotels include prior ownership results and the Company’s pro forma depreciation expense for the Hyatt Chicago Magnificent Mile which is currently experiencing material and prolonged business interruption due to rebranding and renovation, and the Hilton Garden Inn Chicago Downtown/Magnificent Mile due to its acquisition date subsequent to June 30, 2012.

(6)

Includes prior ownership results and the Company’s pro forma adjustments related to non-cash amortization of lease intangibles, non-cash straightline lease expense, interest expense and depreciation expense for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011 and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

APPENDIX	Page 69